Document And Entity Information	3 Months Ended
	Dec. 22, 2011	Nov. 03, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	ALTAIR NANOTECHNOLOGIES INC
Document Type	S-4
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding		69,452,487
Amendment Flag	false
Entity Central Index Key	0001016546
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Smaller Reporting Company
Entity Well-known Seasoned Issuer	No
Document Period End Date	Dec 22, 2011

Consolidated Balance Sheets (Unaudited) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 53,441	$ 4,695
Accounts receivable, net	839	1,318
Product inventories	6,842	6,825
Prepaid expenses and other current assets	2,233	2,269
Total current assets	63,355	15,107
Property, plant and equipment, net	7,866	8,727
Patents, net	369	426
Total Assets	71,590	24,260
LIABILITIES AND STOCKHOLDERS' EQUITY
Trade accounts payable	6,196	2,873
Accrued salaries and benefits	1,437	743
Accrued warranty	279	211
Accrued liabilities	485	387
Deferred revenues	1,487	2,516
Warrant liabilities	1,582
Current portion of long-term debt	1,517	216
Total current liabilities	12,983	6,946
Long-term debt, less current portion		16
Total long term liabilities		16
Total Liabilities	12,983	6,962
Common stock, no par value, unlimited shares authorized; 69,452,487 and 27,015,680 shares issued and outstanding at September 30, 2011 and December 31, 2010	245,617	189,491
Additional paid in capital	12,289	12,297
Accumulated deficit	(199,299)	(184,490)
Total Stockholders' Equity	58,607	17,298
Total Liabilities and Stockholders' Equity	$ 71,590	$ 24,260

Consolidated Balance Sheets (Unaudited) (Parentheticals) (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Common stock, par value (in Dollars per share)	$ 0	$ 0	$ 0
Common stock, shares issued	69,452,487	27,015,680	26,350,282
Common stock, shares outstanding	69,452,487	27,015,680	26,350,282

Consolidated Statements of Operations (Unaudited) (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues
Product sales	$ 795	$ 1,102	$ 3,335	$ 1,234	$ 3,543	$ 945	$ 757
License fees	60		180			750
Commercial collaborations		12	80	332	364	1,410	2,007
Contracts and grants		915	287	3,155	3,923	1,450	2,962
Total revenues	855	2,029	3,882	4,721	7,830	4,371	5,726
Cost of goods sold
Product	559	764	3,484	823	2,663	954	183
Commercial collaborations	(124)	3	73	194	194	781	2,449
Contracts and grants		592	296	2,187	2,534	1,120	1,978
Warranty and inventory reserves	97	125	155	253	409	198	(2,865)
Total cost of goods sold	532	1,484	4,008	3,457	5,800	3,053	1,745
Gross profit (loss)	323	545	(126)	1,264	2,030	1,318	3,981
Operating expenses
Research and development	1,594	2,664	4,933	6,818	8,212	9,389	12,993
Sales and marketing	834	943	2,798	3,274	4,051	2,894	2,969
General and administrative	2,730	1,722	6,107	6,102	7,552	7,796	9,837
Depreciation and amortization	259	518	1,013	1,450	1,896	2,035	2,076
Loss on disposal of assets	2		18	86	770
Total operating expenses	5,419	5,847	14,869	17,730	22,481	22,114	33,202
Loss from operations	(5,096)	(5,302)	(14,995)	(16,466)	(20,451)	(20,796)	(29,221)
Other (expense) income
Interest expense	(97)	(3)	(155)	(13)	19	107	97
Interest income		27		79	101	188	982
Change in market value of warrants	(676)		346
Loss on foreign exchange	(4)	(3)	(5)	(2)	(1)	(2)	(10)
Total other (loss) income, net	(777)	21	186	64	(1,964)	930	786
Loss from continuing operations	(5,873)	(5,281)	(14,809)	(16,402)	(22,415)	(19,866)	(28,435)
Gain from discontinued operations				124	124	(2,065)	(905)
Net loss	(5,873)	(5,281)	(14,809)	(16,278)	(22,291)	(21,931)	(29,340)
Less: Net loss attributable to non-controlling interest				5	5	619	272
Net loss attributable to Altair Nanotechnologies Inc.	(5,873)	(5,281)	(14,809)	(16,273)	(22,286)	(21,312)	(29,068)
Net loss attributable to Altair Nanotechnologies Inc. shareholders:
Loss from continuing operations	(5,873)	(5,281)	(14,809)	(16,402)	(22,415)	(19,866)	(28,435)
Gain from discontinued operations				129	129	(1,446)	(633)
Net loss	$ (5,873)	$ (5,281)	$ (14,809)	$ (16,273)	$ (22,286)	$ (21,312)	$ (29,068)
Basic and diluted:
Loss from continuing operations (in Dollars per share)	$ (0.1)	$ (0.2)	$ (0.38)	$ (0.61)	$ (0.84)	$ (0.79)	$ (1.32)
Loss per common share - basic and diluted (in Dollars per share)	$ (0.1)	$ (0.2)	$ (0.38)	$ (0.61)	$ (0.84)	$ (0.85)	$ (1.35)
Weighted average shares - basic and diluted (in Shares)	60,222,433	26,800,553	39,286,178	26,464,591	26,550,288	25,044,432	21,475,928

Consolidated Statements of Stockholders Equity and Comprehensive Loss (Unaudited) (USD $) In Thousands, except Share data, unless otherwise specified	Common Stock - First Issuance [Member] Common Stock [Member]	Common Stock - First Issuance [Member] Parent [Member]	Common Stock - First Issuance [Member]	Common Stock - Second Issuance [Member] Common Stock [Member]	Common Stock - Second Issuance [Member] Parent [Member]	Common Stock - Second Issuance [Member]	Common Stock - Third Issuance [Member] Common Stock [Member]	Common Stock - Third Issuance [Member] Parent [Member]	Common Stock - Third Issuance [Member]	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Parent [Member]	Interest In Subsidiary [Member]	Noncontrolling Interest [Member]	Total
Balance at Dec. 31, 2007										$ 163,780	$ 5,490	$ (111,824)	$ (485)	$ 56,961	$ 1,370	$ 1,370	$ 58,331
Balance (in Shares) at Dec. 31, 2007										21,017,194
Comprehensive loss:
Net loss												(29,068)		(29,068)	(272)	(272)	(29,340)
Other comprehensive loss													(1,388)	(1,388)			(1,388)
Comprehensive loss														(30,456)		(272)	(30,728)
Share-based compensation										1,263	(112)			1,151			1,151
Issuance of restricted stock (in Shares)										35,437
Common stock issued										13,605				13,605			13,605
Common stock issued (in Shares)										2,048,428
Balance at Dec. 31, 2008										180,105	5,378	(140,892)	(1,873)	42,718	1,097	1,097	43,816
Balance (in Shares) at Dec. 31, 2008										23,285,918
Comprehensive loss:
Investment from non-controlling interest															62	62	62
Net loss												(21,312)		(21,312)	(619)	(619)	(21,931)
Other comprehensive loss													313	313			313
Comprehensive loss														(20,999)		(619)	(21,618)
Share-based compensation										221	931			1,152			1,152
Issuance of restricted stock (in Shares)										65,747
Common stock issued										8,189	4,624			12,813			12,813
Common stock issued (in Shares)										2,998,617
Balance at Dec. 31, 2009										188,515	10,933	(162,204)	(1,560)	35,684	541	541	36,225
Balance (in Shares) at Dec. 31, 2009										26,350,282
Comprehensive loss:
Investment from non-controlling interest															(536)	(536)	(536)
Net loss												(16,273)		(16,273)	(5)	(5)	(16,278)
Other comprehensive loss													(135)	(135)			(135)
Comprehensive loss														(16,408)		(5)	(16,413)
Share-based compensation										206	792			998			998
Issuance of restricted stock (in Shares)										177,744
Common stock issued										709				709			709
Common stock issued (in Shares)										487,654
Balance at Sep. 30, 2010										189,430	11,725	(178,477)	(1,695)	20,983			20,983
Balance (in Shares) at Sep. 30, 2010										27,015,680
Balance at Dec. 31, 2009										188,515	10,933	(162,204)		35,684	541	541	36,225
Balance (in Shares) at Dec. 31, 2009										26,350,282
Comprehensive loss:
Net loss												(22,286)		(22,286)	(5)	(5)	(22,291)
Comprehensive loss														(20,726)		(5)	(20,731)
Share-based compensation										283	1,364			1,647			1,647
Issuance of restricted stock (in Shares)										177,744
Common stock issued										692				692			692
Common stock issued (in Shares)										487,654
Balance at Dec. 31, 2010										189,491	12,297	(184,490)		17,298			17,298
Balance (in Shares) at Dec. 31, 2010										27,015,680
Balance at Jun. 30, 2010										189,225	11,526	(173,196)	(1,648)	25,907			25,907
Balance (in Shares) at Jun. 30, 2010										26,993,363
Comprehensive loss:
Net loss												(5,281)		(5,281)			(5,281)
Other comprehensive loss													(47)	(47)			(47)
Comprehensive loss														(5,328)			(5,328)
Share-based compensation										77	199			276			276
Common stock issued										128				128			128
Common stock issued (in Shares)										22,317
Balance at Sep. 30, 2010										189,430	11,725	(178,477)	(1,695)	20,983			20,983
Balance (in Shares) at Sep. 30, 2010										27,015,680
Balance at Dec. 31, 2010										189,491	12,297	(184,490)		17,298			17,298
Balance (in Shares) at Dec. 31, 2010										27,015,680
Comprehensive loss:
Net loss												(14,809)		(14,809)			(14,809)
Comprehensive loss														(14,809)			(14,809)
Share-based compensation										228	522			750			750
Common stock issued	3,795	3,795	3,795				52,103	52,103	52,103
Common stock issued (in Shares)	3,600,000			1,800,000			37,036,807
Warrant redemption											(530)			(530)			(530)
Balance at Sep. 30, 2011										245,617	12,289	(199,299)		58,607			58,607
Balance (in Shares) at Sep. 30, 2011										69,452,487
Balance at Jun. 30, 2011										193,436	12,510	(193,426)		12,520			12,520
Balance (in Shares) at Jun. 30, 2011										30,615,680
Comprehensive loss:
Net loss												(5,873)		(5,873)			(5,873)
Comprehensive loss														(5,873)			(5,873)
Share-based compensation										78	309			387			387
Common stock issued				52,103	52,103	52,103
Common stock issued (in Shares)	1,800,000			37,036,807
Warrant redemption											(530)			(530)			(530)
Balance at Sep. 30, 2011										$ 245,617	$ 12,289	$ (199,299)		$ 58,607			$ 58,607
Balance (in Shares) at Sep. 30, 2011										69,452,487

Consolidated Statements of Stockholders Equity and Comprehensive Loss (Unaudited) (Parentheticals) (USD $) In Thousands, unless otherwise specified	9 Months Ended
	Sep. 30, 2011 Common Stock - First Issuance [Member]	Sep. 30, 2011 Common Stock - Third Issuance [Member]
Common stock issued, issuance costs	$ 698	$ 5,400

Consolidated Statements of Cash Flows (Unaudited) (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net loss	$ (14,809)	$ (16,278)	$ (22,291)	$ (21,931)	$ (29,340)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,013	1,450	1,896	2,035	2,076
Gain on discontinued operations		(129)	(129)	1,446	633
Securities received in payment of license fees		5		(750)
Share-based compensation	750	998	1,647	1,152	1,151
Change in market value of warrants	(346)
Loss on disposal of fixed assets	18	39	710	17	382
Impairment of patents		47	47
Changes in operating assets and liabilities:
Accounts receivable, net	479	(195)	(635)	276	363
Product inventories	246	(1,400)	(1,599)	(4,896)	(98)
Prepaid expenses and other current assets	36	(477)	(449)	(1,352)	226
Other assets		125	125	33
Trade accounts payable	(740)	1,835	1,064	958	(7,297)
Accrued salaries and benefits	694	939	118	(736)	(878)
Accrued warranty	68	52	132	43	(2,880)
Deferred revenues	(1,029)	3,153	2,205
Accrued liabilities	98	(14)	(59)	(6)	5
Net cash used in operating activities	(13,522)	(9,850)	(15,172)	(24,208)	(30,324)
Cash flows from investing activities:
Purchase of property, plant and equipment	(343)	(955)	(953)	(149)	(2,773)
Proceeds from disposition of assets	5	8	13		35
Net cash used in investing activities	(338)	(947)	1,667	1,863	(2,734)
Cash flows from financing activities:
Issuance of common shares for cash, net of issuance costs paid	61,851	709	692	12,813	10,000
Payment of warrant redemptions	(530)
Proceeds from notes payable	1,500	122	6	387	345
Payment of notes payable	(198)	(600)	(600)	(926)	(813)
Repayment of long-term debt	(17)	(14)	(20)	(15)
Net cash provided by financing activities	62,606	217	78	12,379	11,001
Net increase (decrease) in cash and cash equivalents	48,746	(10,580)	(13,427)	(9,966)	(22,057)
Beginning of period	4,695	18,122	18,122	28,088	50,145
End of period	53,441	7,542	4,695	18,122	28,088
Supplemental disclosures:
Cash paid for interest	153	45	49	97	133
NON-CASH TRANSACTIONS:
Acquisition of assets included in accounts payable	38	7	26	75	10
Issuance of 710,976 shares of restricted stock to directors		320	320	397	303
Unrealized loss on available for sale securities		$ (133)	$ 1,560	$ 313	$ (1,388)

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 4,695	$ 18,122
Investment in available for sale securities		505
Accounts receivable, net	1,318	683
Product inventories	6,825	5,043
Prepaid expenses and other current assets	2,269	1,820
Total current assets	15,107	26,173
Investment in available for sale securities, non-current		2,587
Property, plant and equipment, net	8,727	8,670
Property, plant and equipment, net held and not used		2,211
Patents, net	426	551
Other assets		125
Total Assets	24,260	40,317
LIABILITIES AND STOCKHOLDERS' EQUITY
Trade accounts payable	2,873	1,783
Accrued salaries and benefits	743	625
Accrued warranty	211	79
Accrued liabilities	387	447
Deferred revenues	2,516	311
Current portion of long-term debt	216	810
Total current liabilities	6,946	4,055
Long-term debt, less current portion	16	37
Total liabilities	6,962	4,092
Common stock, no par value, unlimited shares authorized; 27,015,680 and 26,350,282 shares issued and outstanding at December 31, 2010 and December 31, 2009	189,491	188,515
Additional paid in capital	12,297	10,933
Accumulated deficit	(184,490)	(162,204)
Accumulated other comprehensive loss		(1,560)
Total Altair Nanotechnologies Inc.'s stockholders' equity	17,298	35,684
Noncontrolling interest in Subsidiary		541
Total stockholders' equity	17,298	36,225
Total Liabilities and Stockholders' Equity	$ 24,260	$ 40,317

Consolidated Balance Sheets (Parentheticals) (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Common stock, par value (in Dollars per share)	$ 0	$ 0	$ 0
Common stock, shares issued	69,452,487	27,015,680	26,350,282
Common stock, shares outstanding	69,452,487	27,015,680	26,350,282

Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues
Product sales	$ 3,543	$ 945	$ 757
Less: Sales returns		(184)
License fees		750
Commercial collaborations	364	1,410	2,007
Contracts and grants	3,923	1,450	2,962
Total revenues	7,830	4,371	5,726
Cost of goods sold
Product	2,663	954	183
Commercial collaborations	194	781	2,449
Contracts and grants	2,534	1,120	1,978
Warranty and inventory reserves	409	198	(2,865)
Total cost of goods sold	5,800	3,053	1,745
Gross profit	2,030	1,318	3,981
Operating expenses
Research and development	8,212	9,389	12,993
Sales and marketing	4,051	2,894	2,969
General and administrative	7,552	7,796	9,837
Depreciation and amortization	1,896	2,035	2,076
Notes receivable extinguishment			1,722
Settlement and release			3,605
Loss on disposal of assets	770
Total operating expenses	22,481	22,114	33,202
Loss from operations	(20,451)	(20,796)	(29,221)
Other income (expense)
Interest expense	(19)	(107)	(97)
Interest income	101	188	982
Realized (loss)/gain on investment	(2,045)	851	(89)
Loss on foreign exchange	(1)	(2)	(10)
Total other (expense) income, net	(1,964)	930	786
Loss from continuing operations	(22,415)	(19,866)	(28,435)
Gain/(loss) from discontinued operations	124	(2,065)	(905)
Net loss	(22,291)	(21,931)	(29,340)
Less: Net loss attributable to non-controlling interest	5	619	272
Net loss attributable to Altair Nanotechnologies Inc.	(22,286)	(21,312)	(29,068)
Net loss attributable to Altair Nanotechnologies Inc. shareholders:
Loss from continuing operations	(22,415)	(19,866)	(28,435)
Gain/(loss) from discontinued operations	129	(1,446)	(633)
Net loss	$ (22,286)	$ (21,312)	$ (29,068)
Basic and diluted:
Loss from continuing operations (in Dollars per share)	$ (0.84)	$ (0.79)	$ (1.32)
Gain/(loss) from discontinued operations (in Dollars per share)		$ (0.06)	$ (0.03)
Loss per common share - Basic and diluted (in Dollars per share)	$ (0.84)	$ (0.85)	$ (1.35)
Weighted average shares - basic and diluted (in Shares)	26,550,288	25,044,432	21,475,928

Consolidated Statements of Stockholders Equity and Comprehensive Loss (USD $) In Thousands, except Share data, unless otherwise specified	Common Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Parent [Member]	Interest In Subsidiary [Member]	Noncontrolling Interest [Member]	Total
Balance at Dec. 31, 2007	$ 163,780	$ 5,490	$ (111,824)	$ (485)	$ 56,961	$ 1,370	$ 1,370	$ 58,331
Balance (in Shares) at Dec. 31, 2007	21,017,194
Comprehensive loss:
Net loss			(29,068)		(29,068)	(272)	(272)	(29,340)
Other comprehensive gain (loss), net of taxes				(1,388)	(1,388)			(1,388)
Comprehensive loss					(30,456)		(272)	(30,728)
Share-based compensation	1,263	(112)			1,151			1,151
Exercise of stock options	528				528			528
Exercise of stock options (in Shares)	84,803
Exercise of warrants	752				752			752
Exercise of warrants (in Shares)	100,056
Issuance of restricted stock (in Shares)	35,437
Recovery of short swing profits	177				177			177
Common stock issued, net of issuance costs	13,605				13,605			13,605
Common stock issued (in Shares)	2,048,428
Balance at Dec. 31, 2008	180,105	5,378	(140,892)	(1,873)	42,718	1,097	1,097	43,816
Balance (in Shares) at Dec. 31, 2008	23,285,918
Investment from non-controlling interest						62	62	62
Comprehensive loss:
Net loss			(21,312)		(21,312)	(619)	(619)	(21,931)
Other comprehensive gain (loss), net of taxes				313	313			313
Comprehensive loss					(20,999)		(619)	(21,618)
Share-based compensation	221	931			1,152			1,152
Issuance of restricted stock (in Shares)	65,747
Common stock issued, net of issuance costs	8,189	4,624			12,813			12,813
Common stock issued (in Shares)	2,998,617
Balance at Dec. 31, 2009	188,515	10,933	(162,204)	(1,560)	35,684	541	541	36,225
Balance (in Shares) at Dec. 31, 2009	26,350,282
Investment from non-controlling interest						(536)	(536)	(536)
Comprehensive loss:
Net loss			(16,273)		(16,273)	(5)	(5)	(16,278)
Other comprehensive gain (loss), net of taxes				(135)	(135)			(135)
Comprehensive loss					(16,408)		(5)	(16,413)
Share-based compensation	206	792			998			998
Issuance of restricted stock (in Shares)	177,744
Common stock issued, net of issuance costs	709				709			709
Common stock issued (in Shares)	487,654
Balance at Sep. 30, 2010	189,430	11,725	(178,477)	(1,695)	20,983			20,983
Balance (in Shares) at Sep. 30, 2010	27,015,680
Balance at Dec. 31, 2009	188,515	10,933	(162,204)	(1,560)	35,684	541	541	36,225
Balance (in Shares) at Dec. 31, 2009	26,350,282
Disposal from non-controlling interest						(536)	(536)	(536)
Comprehensive loss:
Net loss			(22,286)		(22,286)	(5)	(5)	(22,291)
Reclassification adjustment for realized loss on securities included in net loss				1,560	1,560			1,560
Comprehensive loss					(20,726)		(5)	(20,731)
Share-based compensation	283	1,364			1,647			1,647
Issuance of restricted stock (in Shares)	177,744
Common stock issued, net of issuance costs	692				692			692
Common stock issued (in Shares)	487,654
Balance at Dec. 31, 2010	189,491	12,297	(184,490)		17,298			17,298
Balance (in Shares) at Dec. 31, 2010	27,015,680
Balance at Jun. 30, 2010	189,225	11,526	(173,196)	(1,648)	25,907			25,907
Balance (in Shares) at Jun. 30, 2010	26,993,363
Comprehensive loss:
Net loss			(5,281)		(5,281)			(5,281)
Other comprehensive gain (loss), net of taxes				(47)	(47)			(47)
Comprehensive loss					(5,328)			(5,328)
Share-based compensation	77	199			276			276
Common stock issued, net of issuance costs	128				128			128
Common stock issued (in Shares)	22,317
Balance at Sep. 30, 2010	189,430	11,725	(178,477)	(1,695)	20,983			20,983
Balance (in Shares) at Sep. 30, 2010	27,015,680
Balance at Dec. 31, 2010	189,491	12,297	(184,490)		17,298			17,298
Balance (in Shares) at Dec. 31, 2010	27,015,680
Comprehensive loss:
Net loss			(14,809)		(14,809)			(14,809)
Comprehensive loss					(14,809)			(14,809)
Share-based compensation	228	522			750			750
Balance at Sep. 30, 2011	245,617	12,289	(199,299)		58,607			58,607
Balance (in Shares) at Sep. 30, 2011	69,452,487
Balance at Jun. 30, 2011	193,436	12,510	(193,426)		12,520			12,520
Balance (in Shares) at Jun. 30, 2011	30,615,680
Comprehensive loss:
Net loss			(5,873)		(5,873)			(5,873)
Comprehensive loss					(5,873)			(5,873)
Share-based compensation	78	309			387			387
Balance at Sep. 30, 2011	$ 245,617	$ 12,289	$ (199,299)		$ 58,607			$ 58,607
Balance (in Shares) at Sep. 30, 2011	69,452,487

Consolidated Statements of Stockholders Equity and Comprehensive Loss (Parentheticals) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Other comprehensive gain (loss), taxes	$ 0	$ 0
Common stock issued, issuance costs	$ 1,220,735	$ 0

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
OPERATING ACTIVITIES:
Net loss	$ (22,291)	$ (21,931)	$ (29,340)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,896	2,035	2,076
Securities received in payment of license fees		(750)
(Gain)/loss on discontinued operations	(129)	1,446	633
Share-based compensation	1,647	1,152	1,151
Loss on disposal of fixed assets	710	17	382
Impairment of patents	47
Loss/(gain) on sale of available for sale securities	2,045	(868)
Settlement and release			3,605
Impairment of investment			89
Asset deposit		375
Accrued interest on notes receivable			(83)
Changes in operating assets and liabilities:
Accounts receivable, net	(635)	276	363
Accounts receivable from related party, net		(4)
Notes receivable from related party, net			1,722
Product inventories	(1,599)	(4,896)	(98)
Prepaid expenses and other current assets	(449)	(1,352)	226
Other assets	125	33
Trade accounts payable	1,064	958	(7,297)
Accrued salaries and benefits	118	(736)	(878)
Accrued warranty	132	43	(2,880)
Deferred revenues	2,205
Accrued liabilities	(59)	(6)	5
Net cash used in operating activities	(15,172)	(24,208)	(30,324)
INVESTING ACTIVITIES
Sale of available for sale securities	2,599	2,006
Interest on available for sale securities	8	6	4
Purchase of property, plant and equipment	(953)	(149)	(2,773)
Proceeds from sale of assets	13		35
Net cash provided by (used in) investing activities	1,667	1,863	(2,734)
FINANCING ACTIVITIES:
Issuance of common shares for cash, net of issuance costs	692	12,813	10,000
Proceeds from exercise of stock options			528
Proceeds from exercise of warrants			752
Proceeds from recovery of short swing profits			177
Proceeds from notes payable	6	387	345
Payment of notes payable	(600)	(926)	(813)
Proceeds from long-term debt		58	12
Repayment of long-term debt	(20)	(15)
Contributions from minority interest		62
Net cash provided by financing activities	78	12,379	11,001
Net decrease in cash and cash equivalents	(13,427)	(9,966)	(22,057)
CASH AND CASH EQUIVALENTS:
Beginning of period	18,122	28,088	50,145
End of period	4,695	18,122	28,088
SUPPLEMENTAL DISCLOSURE:
Cash paid for interest	49	97	133
NON-CASH TRANSACTIONS:
Acquisition of assets included in accounts payable	26	75	10
Unrealized gain/(loss) on available for sale securities	1,560	313	(1,388)
Issuance of restricted stock to directors	320	397	303
Settlement of all known claims to Al Yousuf, LLC			3,605
Impairment of AlSher Titania fixed assets		1,308
Payment of license with stock		$ 750

Basis of Presentation and Going Concern	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
Note 1.  Basis of Presentation and Going Concern

These unaudited interim consolidated financial statements of Altair Nanotechnologies Inc. and its subsidiaries (collectively, “Altair” “we” or the “Company”) have been prepared in accordance with the rules and regulations of the United States Securities and Exchange Commission (the “Commission”).  Such rules and regulations allow the omission of certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America, so long as the statements are not misleading.  In the opinion of Company management, these consolidated financial statements and accompanying notes contain all adjustments (consisting of only normal recurring items) necessary to present fairly the financial position and results of operations for the periods shown.  These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Commission on February 28, 2011.

The results of operations for the three- and nine-month periods ended September 30, 2011 are not necessarily indicative of the results to be expected for the full year.

1.	DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Description of Business — We are a Canadian corporation, with principal assets and operations in the United States, whose primary business is developing, manufacturing and selling our nano lithium titanate battery products.  Our primary focus is marketing our large-scale energy storage solutions to power companies and electric grid operators throughout the world.  In addition, we market our battery products to electric and hybrid-electric mass-transit vehicle manufacturers.  During 2010 we also started to expand our market focus to include use of our battery technology in additional industrial markets with applications requiring batteries that can provide high power quickly, a fast recharge, have a long cycle life, operate at a wide temperature range and are extremely safe.

We also provide contract research services on select projects where we can utilize our resources to develop intellectual property and/or new products and technology.  Although contract services revenue comprised a significant portion of our total revenues in recent years accounting for 50%, 65%, and 87%, respectively in 2010, 2009 and 2008, we expect a major decline in this percentage as our battery product sales increase.

Principles of Consolidation — The consolidated financial statements include the accounts of Altair Nanotechnologies Inc. and our subsidiaries which include (1) Altair US Holdings, Inc., (2) Mineral Recovery Systems, Inc. (“MRS”), (3) Fine Gold Recovery Systems, Inc. (“FGRS”) dissolved on December 30, 2008, and (4) Altairnano, Inc. (“ANI”), (collectively referred to as the “Company”), all of which are 100% owned and (5) AlSher Titania LLC, which was 70% owned by ANI but was sold April 30, 2010. All of the subsidiaries are incorporated in the United States of America. Inter-company transactions and balances have been eliminated in consolidation.

Basis of Presentation and Going Concern — The accompanying consolidated financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. (The Company has incurred recurring losses from operations resulting in an accumulated deficit of $184,490,000.  Additionally, the Company experienced $15,172,000 in negative cash flows from operations during the year ended December 31, 2010, resulting in a cash balance of $4,695,000 at December 31, 2010.  This raises substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.)

In September of 2010 the Company entered into a Share Subscription Agreement (the “Share Subscription Agreement” with Canon Investment Holdings Limited (“Canon”) under which they have agreed, subject to conditions to closing and the risk of termination, to purchase a number of shares of common stock such that, following closing, Canon will own 51% of the outstanding shares of common stock of the Company on a fully diluted basis.  Based upon the number of shares of common stock and the rights to acquire shares of common stock outstanding as of December 31, 2010, the Company estimates that the number of shares to be purchased will be 31,523,017, at an aggregate purchase price of $48,948,799.  If the Company issues additional shares of common stock prior to closing, as permitted by a recent amendment, the number of shares to be purchased, and the aggregate purchase price, will increase.  As a result of delays in filing of the joint request with the Committee for Foreign Investment in the United States (“CFIUS”) to review the Canon transaction and the decision by CFIUS to extend their initial 30-day review into an additional 45-day review, the transaction did not close in 2010.  Management began taking steps in the fourth quarter to reduce its cash burn rate and extend its runway until the Canon transaction closes.  Those steps included:

▪	a freeze on all hiring,

▪	a deferral of all inventory purchases not tied to a specific customer contract,

▪	a delay in all development efforts not needed in the immediate timeframe,

▪	a cancellation of a number of non-critical consulting contracts,

▪	sale of the auction rate securities that the Company was holding, and

▪	sale of the remaining Spectrum Pharmaceutical common stock that the Company held.

As a result of restrictive conditions associated with the Canon negotiations and then contained in the Share Subscription Agreement, the Company has been precluded from raising any additional external equity or debt capital since July of 2010.

The Company anticipated closing in early February 2011, however, Canon indicated that it was not in a position to close.  The rights under the Conditional Supply and Licensing Agreement to purchase the Company’s nano lithium titanate, and manufacture batteries using the Company’s design principles, were significant motivations for Canon to enter into the share purchase transaction, and Canon indicated that its operating subsidiary was having difficulty implementing the battery manufacturing technology called for in the Conditional Supply and Licensing Agreement.  Canon also stated, although the Company has not verified, that it had permitted certain credit facilities required to close to expire near the original end date of the Share Subscription Agreement and needed time to re-establish these credit facilities.

On February 16, 2011, the Company signed the First Amendment to the Share Subscription Agreement (the “SSA Amendment”) which, among other things, extends the end date under the Share Subscription Agreement to May 17, 2011.  The SSA Amendment also authorized the Company, subject to certain limitations, to sell equity securities in order to raise interim capital.  The Company has since engaged JMP Securities with respect to a possible interim financing.  If we are unable to raise interim capital, we will face a liquidity shortage prior to the anticipated closing of the Canon transaction in May 2011.

 In the meantime the Company has implemented additional steps to further extend our runway and lower our cash burn including:

▪	an immediate reduction in the manufacture of nano lithium titanate that was to be shipped to YTE and termination of employment of the individuals performing this work,

▪	elimination of all contract personnel not working directly on the Proterra customer contract,

▪	renegotiation of payment terms with our suppliers and vendors,

▪	elimination of all but essential travel related to customer contracts or this immediate financing, and

▪	deferral of all activities requiring the purchase of supplies or material not tied directly to an existing customer contract.

At this point, it is the Company’s expectation that the Canon transaction will close.  If the Canon transaction were not to close, however, the Company would face an immediate liquidity shortage and need to find an alternative source of financing.

On October 21, 2010, the Board of Directors of the Company authorized a reverse split of the Company’s common stock at a ratio of one-for-four, effective close of business on November 15, 2010. The Company’s stockholders previously approved the reverse split in May 2010. As a result of the reverse split, every four shares of common stock outstanding were combined into one share of common stock. The reverse split did not affect the amount of equity the Company has nor did it affect the Company’s market capitalization. All previously reported share and per share amounts have been restated in the accompanying consolidated financial statements and related notes to reflect the reverse stock split.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern. Our continuation as a going concern is dependent upon our ability to generate sufficient cash flow to meet our obligations on a timely basis, to obtain additional financing or refinancing as may be required, to develop commercially viable products and processes, and ultimately to establish profitable operations.  We have financed operations through operating revenues and through the issuance of equity securities (common shares, convertible debentures, stock options and warrants), and debt (term notes). Until we are able to generate positive operating cash flows, additional funds will be required to support operations.

Recently Adopted and Recently Issued Accounting Guidance	9 Months Ended
Sep. 30, 2011
Description of New Accounting Pronouncements Not yet Adopted [Text Block]
Note 2.  Recently Adopted and Recently Issued Accounting Guidance

Adopted

On January 1, 2011, Altair adopted changes issued by the Financial Accounting Standards Board (FASB) to revenue recognition for multiple-deliverable arrangements. These changes (a) require separation of consideration received in such arrangements by establishing a selling price hierarchy (not the same as fair value) for determining the selling price of a deliverable, which will be based on available information in the following order: vendor-specific objective evidence, third-party evidence, or estimated selling price; (b) eliminate the residual method of allocation and require that the consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, which allocates any discount in the arrangement to each deliverable on the basis of each deliverable’s selling price; (c) require that a vendor determine its best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis; and (d) expand the disclosures related to multiple-deliverable revenue arrangements. The adoption of these changes had no impact on the Consolidated Financial Statements, as Altair does not currently have any such arrangements with its customers.

On January 1, 2011, Altair adopted changes issued by the FASB to disclosure requirements for fair value measurements. Specifically, the changes require a reporting entity to disclose, in the reconciliation of fair value measurements using significant unobservable inputs (Level 3), separate information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). These changes were applied to the disclosures in Note 3 to the Consolidated Financial Statements.

On January 1, 2011, Altair adopted changes issued by the FASB to the testing of goodwill for impairment. These changes require an entity to perform all steps in the test for a reporting unit whose carrying value is zero or negative if it is more likely than not (more than 50%) that a goodwill impairment exists based on qualitative factors. This will result in the elimination of an entity’s ability to assert that such a reporting unit’s goodwill is not impaired and additional testing is not necessary despite the existence of qualitative factors that indicate otherwise. The adoption of these changes had no impact on the Consolidated Financial Statements.

On January 1, 2011, Altair adopted changes issued by the FASB to the disclosure of pro forma information for business combinations. These changes clarify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. Also, the existing supplemental pro forma disclosures were expanded to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The adoption of these changes had no impact on the Consolidated Financial Statements.

Issued

In June 2011, the FASB issued changes to the presentation of comprehensive income. These changes give an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements; the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity was eliminated. The items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income were not changed. Additionally, no changes were made to the calculation and presentation of earnings per share. These changes become effective for Altair on January 1, 2012. Management is currently evaluating these changes to determine which option will be chosen for the presentation of comprehensive income. Other than the change in presentation, management has determined these changes will not have an impact on the Consolidated Financial Statements.

In September 2011, the FASB issued changes to the testing of goodwill for impairment. These changes provide an entity the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not (more than 50%) that the fair value of a reporting unit is less than its carrying amount. Such qualitative factors may include the following: macroeconomic conditions; industry and market considerations; cost factors; overall financial performance; and other relevant entity-specific events. If an entity elects to perform a qualitative assessment and determines that an impairment is more likely than not, the entity is then required to perform the existing two-step quantitative impairment test, otherwise no further analysis is required. An entity also may elect not to perform the qualitative assessment and, instead, go directly to the two-step quantitative impairment test. These changes become effective for Altair for any goodwill impairment test performed on January 1, 2012 or later, although early adoption is permitted. Management has determined these changes will not have an impact on the Consolidated Financial Statements, as Altair has not recognized any goodwill on its Consolidated Financial Statements.

Reclassifications - Certain reclassifications have been made to prior period amounts to conform to classifications adopted in the current period.

Fair Value Measurements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Fair Value Disclosures [Text Block]
Note 3.  Fair Value Measurements

The following are the methods and assumptions we use to estimate the fair value of our financial instruments.

Cash and cash equivalents

Due to their short term nature, carrying amount approximates fair value.

Accounts receivable

Due to their short term nature, carrying amount approximates fair value.

Investment in available for sale securities

For investment in available for sale securities, fair values are based on quoted market prices, quoted market prices for similar securities and indications of value provided by brokers.

Trade accounts payable

Due to their short term nature, carrying amount approximates fair value.

Warrant liabilities

Fair values are determined using the Black-Scholes-Merton option-pricing model, a Level 3 input.

Long-term debt

Due to the short term nature of the current portion of long-term debt, the carrying amount approximates fair value.  The non-current portion of long-term debt is not material and the carrying amount approximates fair value.

Our financial instruments are accounted for at fair value on a recurring basis.  We have no financial instruments accounted for on a non-recurring basis as of September 30, 2011 or 2010. Fair value is determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants.  A market or observable input is the preferred source of value, followed by assumptions based on hypothetical transactions in the absence of market inputs.

The valuation techniques are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. These two types of inputs create the following fair value hierarchy:

Level 1 -	Quoted prices for identical instruments in active markets.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 -
Model-based techniques that use at least one significant assumption not observable in the market.  These unobservable assumptions reflect the Company’s estimates of assumptions that market participants would use on pricing the asset or liability.  Valuation techniques include management judgment and estimation which may be significant.

The following table summarizes the valuation of our liabilities by the fair value hierarchy at September 30, 2011:

In thousands of dollars

Liabilities at fair value:	Total	Level 1	Level 2	Level 3
Warrant liabilities	$1,582	$-	$-	$1,582
Total	$1,582	$-	$-	$1,582

 No assets or liabilities were recorded at fair value on a recurring basis at December 31, 2010.

The activity relating to financial instruments valued on a recurring basis utilizing Level 3 inputs for the three months ended September 30, 2011 and 2010 is summarized below:

	Warrant	Auction rate
	liabilities	corporate notes
	2011	2010
Beginning Balance, July 1	$906	$2,558
Issuances	-	-
Realized (gains)	676	-
Unrealized gains	-	(76)
Ending Balance, September 30	$1,582	$2,482

The activity relating to financial instruments valued on a recurring basis utilizing Level 3 inputs for the nine months ended September 30, 2011 and 2010 is summarized below:

	Warrant liabilities 2011	Auction rate corporate notes 2010
Beginning Balance, January 1	$-	$2,587
Issuances	1,928	-
Realized (gains)	(346)	-
Unrealized (losses)	-	(105)
Ending Balance, September 30	$1,582	$2,482

Financial instruments that trade in less liquid markets with limited pricing information generally include both observable and unobservable inputs.  In instances where observable data is unavailable, we consider the assumptions that market participants would use in valuing the asset.  Such instruments are categorized in Level 3 as the inputs generally are not observable.  Our evaluation included consultation with our investment advisors, assessment of the strength of the financial institution paying the interest on these investments, ratings of the underlying collateral, and a probability-weighted discounted cash flow analysis.

4.	FAIR VALUE MEASUREMENTS

The following are the methods and assumptions we use to estimate the fair value of our financial instruments.

Cash and cash equivalents

Due to their short term nature, carrying amount approximates fair value.

Accounts receivable

Due to their short term nature, carrying amount approximates fair value.

Investment in available for sale securities

For investment in available for sale securities, fair values are based on quoted market prices. For auction rate securities, fair values are estimated using discounted cash flow analyses incorporating significant unobservable inputs.

Trade accounts payable

Due to their short term nature, carrying amount approximates fair value.

Long-term debt

Due to the short term nature of the current portion of long-term debt, the carrying amount approximates fair value.  The non current portion of long-term debt is not material and the carrying amount approximates fair value.

Our financial instruments are accounted for at fair value on a recurring basis.  We have no financial instruments accounted for on a non-recurring basis as of December 31, 2010 or 2009. Fair value is determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants.  A market or observable inputs is the preferred source of values, followed by assumptions based on hypothetical transactions in the absence of market inputs.

The valuation techniques are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. These two types of inputs create the following fair value hierarchy:

Level 1 -	Quoted prices for identical instruments in active markets.

Level 2 -
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 -	Significant inputs to the valuation model are unobservable.

No assets or liabilities were recorded at fair value on a recurring basis at December 31, 2010.

The following table summarizes the valuation of our assets by the fair value hierarchy at December 31, 2009:

In thousands of dollars

Assets at fair value:	Total	Level 1	Level 2	Level 3
Auction rate corporate notes	$2,587	$-	$-	$2,587
Spectrum Pharmaceuticals, Inc.	505	505	-	-
Investment in available for sale securities	$3,092	$505	$-	$2,587

The Spectrum Pharmaceuticals shares listed above at December 31, 2009 were acquired from Spectrum on August 4, 2009 when we entered into an amended agreement with Spectrum in which we transferred them the rights to RenalanTM in addition to RenaZorbTM.  A component of this agreement was the payment to us of an additional 113,809 shares of Spectrum common stock. On December 10, 2010, Altair sold 113,809 shares of Spectrum stock at $5.752 per share for a gross amount of $655,000.  After charges and fees, net proceeds were $649,000.  Altair realized a loss on sale of investment of $95,000.

The following table summarizes current and non-current marketable securities, accounted for as "available for sale" securities at December 31, 2010 and 2009:

In thousands of dollars

	2010				2009
				Unrealized				Unrealized
		Fair	Carrying	(loss)/gain		Fair	Carrying	(loss)/gain
	Cost	Value	Value	accumulated	Cost	Value	Value	accumulated
Current marketable securities:
Spectrum Pharmaceuticals, Inc.	-	-	-	-	752	505	505	(247)
Total current	$-	$-	$-	$-	$752	$505	$505	$(247)
Non-current marketable securities:
Auction rate corporate notes	-	-	-	-	3,900	2,587	2,587	(1,313)
Total non-current	$-	$-	$-	$-	$3,900	$2,587	$2,587	$(1,313)

The activity relating to assets valued on a recurring basis utilizing Level 3 inputs for the twelve months ended December 31, 2010 and December 31, 2009 is summarized below:

In thousands of dollars

	Auction rate	Auction rate
	corporate notes	corporate notes
	2010	2009
Beginning Balance, January 1	$2,587	$2,816
Sale or settlements	(1,950)	-
Realized losses	(1,950)	-
Unrealized gains/(losses)	-	(223)
Other adjustments	-	(6)
Reclassification adjustment for realized loss on securities included in net loss	1,313	-
Ending Balance, December 31	$-	$2,587

The amount of total gains or losses for the twelve months ended December 31, 2010 was a realized loss of $1,950,000 associated with the sale of the auction rate securities. For the twelve months ended December 31, 2009 included in other comprehensive income in Stockholder’s Equity attributable to the change in unrealized gain (loss) relating to assets still held at the reporting date was $(223,000).

Financial instruments that trade in less liquid markets with limited pricing information generally include both observable and unobservable inputs.  In instances where observable data is unavailable, we consider the assumptions that market participants would use in valuing the asset.  Such investments are categorized in Level 3 as the inputs generally are not observable.  Our evaluation included consultation with our investment advisors, assessment of the strength of the financial institution paying the interest on these investments, ratings of the underlying collateral, and a probability-weighted discounted cash flow analysis.

Investment in Available for Sale Securities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Marketable Securities [Text Block]
Note 4.  Investment in Available for Sale Securities

We sold all auction rate corporate notes and all shares of Spectrum Pharmaceuticals, Inc. in the fourth quarter of 2010.  The sales resulted in $2.61 million in cash received and a $2.05 million realized loss on investments.

The following table summarizes current and non-current marketable securities, accounted for as "available for sale" securities at September 30, 2011 and December 31, 2010:

In thousands of dollars
	September 30, 2011				December 31, 2010
		Fair	Carrying	Unrealized (loss)/gain		Fair	Carrying	Unrealized loss
	Cost	Value	Value	accumulated	Cost	Value	Value	accumulated
Current marketable securities:
Spectrum Pharmaceuticals, Inc.	-	-	-	-	755	480	480	(275)
Total current	$-	$-	$-	$-	$755	$480	$480	$(275)
Non-current marketable securities:
Auction rate corporate notes	-	-	-	-	3,902	2,482	2,482	(1,420)
Total non-current	$-	$-	$-	$-	$3,902	$2,482	$2,482	$(1,420)

The Spectrum Pharmaceuticals shares listed above at September 30, 2010 were acquired from Spectrum on August 4, 2009 when we entered into an amended agreement with Spectrum in which we transferred them the rights to RenalanTM in addition to RenaZorbTM.  A component of this agreement was the payment to us of an additional 113,809 shares of Spectrum common stock.  On December 10, 2010, Altair sold 113,809 shares of Spectrum stock at $5.752 per share for a gross amount of $655,000.  After charges and fees, net proceeds were $649,000.  Altair realized a loss on sale of investment of $95,000.

3.      INVESTMENT IN AVAILABLE FOR SALE SECURITIES

The auction rate corporate notes are long-term instruments with expiration dates through 2017.  Through the third quarter of 2007, the interest was settled and the rate reset every 7 to 28 days and historically these investments were classified as short-term investments.  However, in the fourth quarter of 2007 due to the reduction of liquidity in the auction rate market, sell orders exceeded bid orders in that market, and the interest relating to these investments was reset to a contractual rate of London Interbank Offering Rate plus 50 basis points, which is not a market rate.  Based on this change in the liquidity, these investments were evaluated to determine if there was impairment during 2009 and 2010.  Our evaluation included consultation with our investment advisors, assessment of the strength of the financial institution paying the interest on these investments, ratings of the underlying collateral, and a probability-weighted discounted cash flow analysis.  We continued this analysis for the first three quarters of 2010 and then sold all auction rate corporate notes in the fourth quarter of 2010.  The sale resulted in $1.95 million in cash received and a $1.95 million realized loss on investments.

As of December 31, 2009, investment in available for sale securities (short-term) consisted of 113,809 shares of Spectrum Pharmaceuticals, Inc. (“Spectrum”) common stock.  The shares were received as partial compensation for the assignment of all rights and title to RenaZorbTM and RenalanTM.  Upon receipt, the shares were recorded at their market value as measured by their closing price on the NASDAQ Capital Market, resulting in a recorded basis of $750,000.  At December 31, 2009, their fair value was $505,000 representing an unrealized holding loss of $245,000.  On December 10, 2010, the 113,809 shares of Spectrum stock were sold at $5.752 per share for a gross amount of $655,000.  After charges and fees, net proceeds were $649,000.  Altair realized a loss on sale of investment of $95,000.

Product Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Inventory Disclosure [Text Block]
Note 5.  Product Inventories

Product inventories consist of the following:

In thousands of dollars
	September 30, 2011	December 31, 2010
Raw materials	$3,009	$2,979
Work in process	1,844	920
Finished goods	1,989	2,926
Total product inventories	$6,842	$6,825

Once products reach the commercialization stage, the related inventory is recorded.  The costs associated with products undergoing research and development are expensed as incurred.  As of September 30, 2011 and December 31, 2010, inventory relates to the production of batteries targeted at the electric grid, commercial vehicle, and Industrial OEM markets.

We recorded an inventory valuation allowance on raw materials of $630,000 and $623,000 at September 30, 2011 and December 31, 2010, respectively.

Note 6.  Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following:

In thousands of dollars
	September 30, 2011	December 31, 2010

Prepaid inventory purchases	$1,015	$568
Prepaid insurance	370	269
Deposits	341	340
Prepaid financing costs	-	831
Deferred contract costs	341	87
Other prepaid expenses and current assets	167	174
Total prepaid expenses and other current assets	$2,233	$2,269

Prepaid financing costs relate to the Canon transaction which closed July 22, 2011. The financing costs were moved from prepaid to equity in the third quarter of 2011.  Other prepaid expenses and current assets consist primarily of prepaid property taxes, service contracts, marketing expenses and rent.

5.	PRODUCT INVENTORIES

Product Inventories consisted of the following at December 31, 2010 and 2009:

In thousands of dollars

	2010	2009
Raw Materials	$2,979	$3,933
Work in process	920	908
Finished goods	2,926	202
Total product inventories	$6,825	$5,043

Once products reach the commercialization stage, the related inventory is recorded.  The costs associated with products undergoing research and development are expensed as incurred.  As of December 31, 2009 and 2010, inventory relates to the production of batteries targeted at the stationary power and electric bus markets.

We recorded an inventory valuation allowance on finished goods of $623,000 and $71,000 at December 31, 2010 and 2009, respectively.

Patents	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Intangible Assets Disclosure [Text Block]
Note 7.  Patents

Our patents are associated with the nanomaterials and titanium dioxide pigment technology.  We are amortizing these assets on a straight-line basis over their useful lives.  The amortized patents’ balances as of September 30, 2011 and December 31, 2010 were:

In thousands of dollars
	September 30, 2011	December 31, 2010
Patents and patent applications	$1,366	$1,366
Less accumulated amortization	(997)	(940)
Total patents and patent applications	$369	$426

The weighted average amortization period for patents is approximately 16.7 years.  Amortization expense, which represents the amortization relating to the identified amortizable patents, for the nine months ended September 30, 2011 and September 30, 2010, was $57,000 and $59,000, respectively. For each of the next four years, amortization expense relating to patents is expected to be approximately $76,000 per year, with $65,000 expected in the fifth year.

7.	PATENTS

Patents consisted of the following at December 31, 2010 and 2009:

In thousands of dollars

	2010	2009
Patents and patent applications	$1,366	$1,518
Less accumulated amortization	(940)	(967)
Total patents and patent applications	$426	$551

All patents are being amortized on a straight-line basis over their useful lives with a weighted average amortization period of approximately 16.7 years. Amortization expense was $78,000, $84,000 and $84,000 for the years ended December 31, 2010, 2009 and 2008, respectively.  For each of the next five years, amortization expense relating to intangibles is expected to be approximately $76,000 per year.   We expense all costs, as incurred, associated with renewing or extending our patents.

Notes Payable and Long-Term Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Debt Disclosure [Text Block]
Note 8.  Notes Payable and Long-Term Debt

The current and long-term amounts of the notes payable and capital leases as of September 30, 2011 and December 31, 2010 are as follows:

In thousands of dollars
	September 30, 2011	December 31, 2010

Note payable to Imperial Credit Corporation	$-	$196
Note payable - building mortgage	1,500	-
Capital leases	17	36
Subtotal	1,517	232
Less current portion	(1,517)	(216)
Long-term portion	$-	$16

On April 27, 2011, we entered into a Note Secured by a Deed of Trust, Guaranty and a Hazardous Materials Indemnity Agreement (collectively, the “Loan Documents”) for a $1,500,000 loan (the “Loan”) secured by the Company’s headquarters located in Reno, Nevada. Under the terms of the Loan Documents, interest accrues on the outstanding principal balance at the rate of 11% per annum. We are obligated to make interest-only payments on a monthly basis during the term of the Loan and to repay all principal and any outstanding interest on or before May 1, 2012. We were obligated to pay a minimum of five months’ interest. Proceeds of the Loan were used for general working capital requirements. On October 3, 2011, we paid off the balance of the loan.

10.	NOTES PAYABLE

Notes payable consisted of the following at December 31, 2010 and 2009:

In thousands of dollars
	2010	2009

Note payable to BHP Minerals International, Inc.	$-	$600
Note payable to AICCO, Inc.	-	194
Note payable to Imperial Credit Corporation	196	-
Capital Leases	36	53
Subtotal	232	847
Less current portion	(216)	(810)
Long-term portion	$16	$37

On August 8, 2002, we entered into a purchase and sale agreement with BHP Minerals International, Inc. (“BHP”), wherein we purchased the land, building and fixtures in Reno, Nevada where our titanium processing assets are located. In connection with this transaction, BHP also agreed to terminate our obligation to pay royalties associated with the sale or use of the titanium processing technology. In return, we issued to BHP a note in the amount of $3.0 million, at an interest rate of 7%, secured by the property we acquired. Interest did not begin to accrue until August 8, 2005. As a result, we imputed interest and reduced the face amount of the note payable by $567,000, which was then amortized to interest expense from inception of the note through August 8, 2005. Payments were due in February of each year beginning in 2006.  The note and all accrued interest were paid in full in January 2010.

Stock-Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Note 9.  Stock-Based Compensation

As of September 30, 2011, the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan (the “Plan”), administered by the Board of Directors, provides for the granting of options and restricted shares to employees, officers, directors and other service providers of ours.  This Plan is described in more detail below.  The compensation cost that has been charged against income for this Plan was $387,000 and $276,000, for the three months ended September 30, 2011, and 2010, respectively, and $750,000 and $998,000 for the nine months ended September 30, 2011 and 2010, respectively.  Of this amount, $78,000 and $77,000 was recognized in connection with restricted stock and options granted to non-employees for the three months ended September 30, 2011 and 2010, respectively and $228,000 and $206,000 for the nine months ended September 30, 2011 and 2010, respectively.

The total number of shares authorized to be granted under the Plan was increased from 750,000 to an aggregate of 2,250,000 based on the proposal approved at the annual and special meeting of shareholders on May 30, 2007. On June 23, 2011, we held an annual and special meeting of shareholders. The proposal to increase the number of authorized shares under the Plan from 2,250,000 to 7,250,000 shares was approved at this meeting.  Prior stock option plans, under which we may not make future grants, authorized a total of 1,650,000 shares, of which options for 1,047,475 common shares were granted (net of expirations) and options for 34,125 common shares are outstanding and unexercised at September 30, 2011. Options granted under the plans are granted with an exercise price equal to the market value of a common share at the date of grant, have five-year or ten-year terms and typically vest over periods ranging from immediately to four years from the date of grant.  The estimated fair value of equity-based awards, less expected forfeitures, is amortized over the awards’ vesting period utilizing the graded vesting method.  Under this method, unvested amounts begin amortizing at the beginning of the month in which the options are granted.

For the nine months ended September 30, 2011 and 2010, there were 600,000 and 15,500 shares granted, respectively, under the Plan.  In calculating compensation related to stock option grants for the nine months ended September 30, 2011 and 2010, the fair value of each stock option is estimated on the date of grant using the Black-Scholes-Merton option-pricing model and the following weighted average assumptions:

	2011	2010
Dividend yield	None	None
Expected volatility	94%	82%
Risk-free interest rate	1.02%	1.47%
Expected life (years)	7.10	7.10

The computation of expected volatility used in the Black-Scholes Merton option-pricing model is based on the historical volatility of our share price.  The expected term is estimated based on a review of historical and future expectations of employee exercise behavior.

A summary of option activity under our equity-based compensation plans as of September 30, 2011 and 2010 and changes during the nine months then ended is presented below:

	2011				2010
			Weighted				Weighted
		Weighted	Average			Weighted	Average
		Average	Remaining	Aggregate		Average	Remaining	Aggregate
		Exercise	Contractual	Intrinsic		Exercise	Contractual	Intrinsic
	Shares	Price	Term	Value	Shares	Price	Term	Value
Outstanding at January 1,	1,514,025	$7.93	7.5	$-	1,230,034	$9.60	7.8	$-
Granted	600,000	$1.34			407,562	$4.07
Exercised	-	-			-	-
Forfeited/expired	(145,496)	$7.39			(147,198)	$9.82

Outstanding at Sept 30,	1,968,529	$5.96	7.8	$-	1,490,398	$8.05	7.7	$-

Exercisable at Sept 30,	1,181,970	$8.48	6.6	$-	658,102	$10.91	6.5	$-

Vested or expected to vest at Sept 30,	1,870,103	$5.96	7.8	$-	1,415,878	$8.05	7.7	$-

Shares issued to non-employees reflected in the table above include 93,416 shares outstanding at January 1, 2011, with no shares granted, no shares exercised, and 25,000 shares forfeited or expired during the nine months ended September 30, 2011, resulting in 68,416 shares outstanding to non-employees of which 65,292 shares were exercisable as of September 30, 2011. Shares issued to non-employees reflected in the table above include 133,417 shares outstanding at January 1, 2010, with no shares granted, no shares exercised, and 40,001 forfeited or expired during the nine months ended September 30, 2010, resulting in 93,416 shares outstanding to non-employees, of which 76,229 shares were exercisable as of September 30, 2010.

The weighted-average grant-date fair value of options granted during the three and nine months ended September 30, 2011 was $1.07 and was $1.59 and $2.34 for the three and nine months ended September 30, 2010, respectively.  The total intrinsic value of options exercised during the three and nine months ended September 30, 2011 and 2010 was $0.

A summary of the status of non-vested shares at September 30, 2011, and 2010 and changes during the nine months then ended, is presented below:

	2011		2010
		Weighted		Weighted
		Average		Average
		Grant Date		Grant Date
	Shares	Fair Value	Shares	Fair Value
Non-vested shares at January 1,	844,153	$5.17	675,180	$7.52
Granted	600,000	1.07	407,562	4.07
Vested	(602,860)	3.58	(185,360)	8.22
Forfeited/Expired	(54,734)	5.23	(65,098)	5.88

Non-vested shares at September 30,	786,559	$3.92	832,284	$5.25

Non-vested shares relating to non-employees reflected in the table above include 17,187 shares outstanding at January 1, 2011, no shares granted, no shares exercised, and 7,813 shares vested, and 6,250 shares expired during the nine months ended September 30, 2011, resulting in 3,124 non-vested shares outstanding to non-employees at September 30, 2011. Non-vested shares relating to non-employees reflected in the table above include 29,583 shares outstanding at January 1, 2010, no shares granted, no shares exercised, and 12,396 shares vested during the nine months ended September 30, 2010, resulting in 17,187 non-vested shares outstanding to non-employees at September 30, 2010.

As of September 30, 2011 and 2010, there was $641,000 and $1.1 million respectively, of total unrecognized compensation cost related to non-vested options granted under the plans.  That cost is expected to be recognized over a weighted average period of 3.9 years and 1.2 years, respectively, for the nine months ended September 30, 2011 and 2010.  The total fair value of options that vested during the nine months ended September 30, 2011 and 2010, was $2.2 million and $949,000, respectively.  There was no cash received from stock option exercises for the nine months ended September 30, 2011 and 2010.

Restricted Stock

Our stock incentive plan provides for the granting of other incentive awards in addition to stock options.  During the nine months ended September 30, 2011 the Board of Directors did not approve the grant of any new restricted stock under the plan. However, due to the completion of the Share Subscription Agreement with Canon and the change in control, the vesting for the remaining 88,872 shares was accelerated.  During the nine months ended September 30, 2010 the Board of Directors approved the grant of 177,744 shares of restricted stock under the plan. Restricted shares have the same voting and dividend rights as our unrestricted common shares, vest over a two-year period and are subject to the employee’s or director’s continued service.  Compensation cost for restricted stock is recognized in the financial statements on a pro rata basis over the vesting period.

A summary of the changes in restricted stock outstanding during the nine months ended September 30, 2011 and 2010:

	2011		2010
		Weighted		Weighted
		Average		Average
		Grant Date		Grant Date
	Shares	Fair Value	Shares	Fair Value
Non-vested shares at January 1,	210,996	$2.16	76,624	$4.64
Granted	-	-	177,744	1.80
Vested	(210,996)	2.16	(43,372)	5.10
Forfeited/Expired	-	-	-	-

Non-vested shares at September 30,	-	$-	210,996	$2.16

As of September 30, 2011, the remaining total unrecognized compensation expense was $0 because of the acceleration of vesting for the restricted stock. This was due to the change in control resulting from the completion of the Share Subscription Agreement with Canon.  As of September 30, 2010, the remaining total unrecognized compensation expense was $304,827, net of estimated forfeitures, related to restricted stock which will be recognized over the weighted average period for September 30, 2010 of 1.2 years.

11.	STOCK BASED COMPENSATION

At December 31, 2010, we have a stock incentive plan, administered by the Board of Directors, which provides for the granting of options and restricted shares to employees, officers, directors and other service providers.  This Plan is described in more detail below.  The compensation cost that has been charged against income for this Plan was $1.6 million, $1.1 million, and $1.2 million for the years ended 2010, 2009 and 2008, respectively.  Of this amount, $303,000, $221,000 and $168,000 was recognized in connection with restricted stock and options granted to non-employees for the years ended 2010, 2009 and 2008, respectively.

Stock Options

The total number of shares authorized to be granted under the 2005 stock plan was increased from 750,000 to an aggregate of 2,250,000 based on the proposal approved at the annual and special meeting of shareholders on May 30, 2007.  Prior stock option plans, under which we may not make future grants, authorized a total of 1,650,000 shares, of which options for 1,058,725 were granted (net of expirations) and options for 45,375 are outstanding and unexercised at December 31, 2010. Options granted under the plans generally are granted with an exercise price equal to the market value of a common share at the date of grant, have five- or ten-year terms and typically vest over periods ranging from immediately to three years from the date of grant.  The estimated fair value of equity-based awards, less expected forfeitures, is amortized over the awards’ vesting period utilizing the graded vesting method.  Under this method, unvested amounts begin amortizing at the beginning of the month in which the options are granted.

In calculating compensation recorded related to stock option grants for the years ended December 31, 2010, 2009 and 2008, the fair value of each stock option is estimated on the date of grant using the Black-Scholes-Merton option-pricing model and the following weighted average assumptions:

	2010	2009	2008
Dividend yield	None	None	None
Expected volatility	84%	82%	76%
Risk-free interest rate	1.83%	1.50%	3.00%
Expected life (years)	5.75	5.72	4.92

The computation of expected volatility used in the Black-Scholes Merton option-pricing model is based on the historical volatility of our share price.  The expected term is estimated based on a review of historical and future expectations of employee exercise behavior.

A summary of option activity under our equity-based compensation plans as of December 31, 2010, 2009 and 2008, and changes during the year then ended is presented below:

	2010				2009				2008
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1,	1,230,034	$9.60	7.8	$2,000	989,108	$12.12	7.4	$11,000	1,041,533	$11.24	7.0	$6,024,389
Granted	444,312	$3.94			401,188	$4.64			532,979	$12.16
Exercised	-	-			-	-			(84,803)	$6.24
Forfeited/expired	(160,321)	$9.57			(160,262)	$12.80			(500,602)	$11.32

Outstanding at December 31,	1,514,025	$7.93	7.5	-	1,230,034	$9.60	7.8	$2,000	989,108	$12.12	7.4	$10,661

Exercisable at December 31,	669,872	$10.96	6.3	-	554,854	$12.12	6.6	-	476,401	$12.56	5.8	$900

Shares issued to non-employees reflected in the table above include 133,416 shares outstanding at January 1, 2010, with no shares granted, no shares exercised, and 12,396 shares forfeited or expired during the year ended December 31, 2010, resulting in 93,416 shares outstanding of which 76,229 shares were exercisable as of December 31, 2010. Shares issued to non-employees reflected in the table above include 176,917 shares outstanding at January 1, 2009, 6,250 shares granted, no shares exercised, and 49,750 shares forfeited or expired  during the year ended December 31, 2009, resulting in 133,417 shares outstanding of which 103,833 shares were exercisable as of December 31, 2009. Shares issued to non-employees reflected in the table above include 646,000 shares outstanding at January 1, 2008, 136,667 shares granted, and 75,000 shares exercised during the year ended December 31, 2008, resulting in 707,667 shares outstanding of which 508,166 shares were exercisable as of December 31, 2008.

The weighted-average grant-date fair value of options granted during 2010, 2009 and 2008 was $2.27, $2.96 and $7.56, respectively.  The total intrinsic value of options exercised during the years ended December 31, 2010 and 2009 was $0 and was $408,000 for 2008.

A summary of the status of non-vested shares at December 31, 2010, 2009 and 2008 and changes during the year then ended, is presented below:

	2010		2009		2008
	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant Date Fair Value
Non-vested shares at January 1,	675,180	$7.52	512,707	$11.68	392,161	$11.84
Granted	444,312	3.94	401,188	4.64	532,979	12.16
Vested	(201,660)	8.52	(199,537)	11.84	(176,900)	12.16
Forfeited/Expired	(73,679)	5.96	(39,177)	10.60	(235,534)	12.72

Non-vested shares at December 31,	844,153	$5.17	675,180	$7.52	512,707	$11.68

Non-vested shares relating to non-employees reflected in the table above include 29,583 shares outstanding at January 1, 2010, no shares granted, no shares exercised, and 12,396 shares vested during the year ended December 31, 2010, resulting in 17,187 non-vested shares outstanding at December 31, 2010. Non-vested shares relating to non-employees reflected in the table above include 49,875 shares outstanding at January 1, 2009, 6,250 shares granted, no shares exercised, and 26,542 shares vested  during the year ended December 31, 2009, resulting in 29,584 non-vested shares outstanding at December 31, 2009. Non-vested shares relating to non-employees reflected in the table above include 155,666 shares outstanding at January 1, 2008, 136,667 shares granted and 92,832 shares exercised during the year ended December 31, 2008, resulting in 199,501 non-vested shares outstanding at December 31, 2008.

As of December 31, 2010, 2009, and 2008 there was $1.2 million, $902,000, and $869,455, respectively, of total unrecognized compensation cost related to non-vested options granted under the plans.  That cost is expected to be recognized over a weighted average period of one year for 2010, 2009, and 2008.  The total fair value of options vested during the year ended December 31, 2010, 2009, and 2008 was $1.1 million, $1.5 million, and $1.5 million, respectively.

Cash received from warrant and stock option exercises for the years ended December 31, 2010 and 2009 was $0 and for 2008 was $1.3 million.

Restricted Stock

Our stock incentive plan provides for the granting of other incentive awards in addition to stock options.  During the year ended December 31, 2010, the Board of Directors approved grants of 177,744 shares of restricted stock under the plan with a weighted average fair value of $1.80 per share.    Restricted shares have the same voting and dividend rights as our unrestricted common shares, vest over a two-year period and are subject to the employee’s or director’s continued service.  Compensation cost for restricted stock is recognized in the financial statements on a pro rata basis over the vesting period.

A summary of the changes in restricted stock outstanding during the year ended December 31, 2010, 2009 and 2008, is presented below:

	2010		2009		2008
	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant Date Fair Value	Shares	Weighted Average Grant Date Fair Value
Non-vested shares at January 1,	76,624	$4.64	41,077	$9.08	21,964	$12.28
Granted	177,744	1.80	95,529	4.16	35,770	8.44
Vested	(43,372)	5.10	(30,200)	9.20	(16,324)	11.72
Forfeited/Expired	0	0.00	(29,782)	4.00	(333)	9.08

Non-vested shares at December 31,	210,996	$2.16	76,624	$4.64	41,077	$9.08

As of December 31, 2010, 2009, and 2008 we had total unrecognized compensation expense of $228,000, $225,000, and $373,000, respectively, net of estimated forfeitures, related to restricted stock which will be recognized over the weighted average period for December 31, 2010, 2009 and 2008 of 0.92 years, 1.6 years, and 1.7 years, respectively.

Warrants	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stockholders' Equity Note Disclosure [Text Block]
Note 10.  Warrants

Warrants Issued to Investors

The warrants issued in the March 30, 2011 offering are considered financial liabilities due primarily to their anti-dilution protection provisions that allow for the automatic reset of the exercise price upon any future sale of common stock instruments at or below the current exercise price of the warrants. As such the warrants are required to be adjusted to fair value each reporting period and the change in fair value of the warrant liabilities is classified in other (expense)/income in the statement of operations. The warrants are classified as short-term warrant liabilities in the balance sheet.

The fair value of the warrants was determined using the Black-Scholes-Merton option-pricing model and the following weighted average assumptions were used:

	September 30, 2011	June 30, 2011	March 31, 2011
Stock Price	$1.34	$0.86	$1.58
Exercise Price	$2.56	$2.56	$2.56
Expected Volatility	101%	96%	94%
Expected Dividend Yield	None	None	None
Expected Term (in years)	5.0	5.3	5.5
Risk-free Interest Rate	0.38%	1.84%	2.26%

As of September 30, 2011, the value of the warrant liability was $1.6 million and the change in fair value during the three and nine months ended September 30, 2011 was a loss of $676,000 and a gain of $346,000, respectively.  The gain/(loss) was recorded as other (expense) income in the statement of operations.

The completion of the Share Subscription Agreement with Canon on July 22, 2011 resulted in a change in control.  As such, the company was obligated to pay warrant holders who requested redemption a total of $530,000 for warrants containing the change in control provision.

Warrant activity for the six months ended September 30, 2011 and 2010 is summarized as follows:

In thousands of dollars
	2011		2010
		Weighted		Weighted
		Average		Average
		Exercise		Exercise
	Warrants	Price	Warrants	Price
Outstanding at January 1,	1,757,115	$4.61	1,757,115	$4.61
Issued	1,800,000	2.56	-	-
Expired	(50,000)	14.56	-	-
Warrant Redemption	(972,590)	3.28	-	-
Exercised	-	-	-	-
Outstanding at September 30,	2,534,525	$2.74	1,757,115	$4.61
Currently exercisable	2,534,525	$2.74	1,757,115	$4.61

The following table summarizes information about warrants outstanding at September 30, 2011:

	Warrants Outstanding and Exercisable
		Weighted
		Average	Weighted
		Remaining	Average
Range of		Contractual	Exercise
Exercise Prices	Warrants	Life (Years)	Price
$1.00 to $2.30	676,654	4.7	$2.30
$2.31 to $4.00	1,800,000	5.0	2.56
$4.01 to $13.50	57,871	0.2	13.50
	2,534,525	4.8

Of the 2,534,525 warrants that are outstanding, a total of 1,800,000 are classified as liability warrants.

12.	WARRANTS

Warrants — Warrant activity for the years ended December 31, 2010, 2009 and 2008 is summarized as follows:

In thousands of dollars

	2010		2009		2008
		Weighted		Weighted		Weighted
		Average		Average		Average
		Exercise		Exercise		Exercise
	Warrants	Price	Warrants	Price	Warrants	Price
Outstanding at beginning of year	1,757,115	$4.61	170,371	$16.60	285,427	$13.04
Issued	-	-	1,649,245	4.00	-	-
Expired	-	-	(62,500)	21.06	(15,000)	10.00
Exercised	-	-		-	(100,056)	7.52
Outstanding at end of year	1,757,115	$4.61	1,757,115	$4.60	170,371	$16.60
Currently exercisable	1,757,115	$4.61	1,757,115	$4.60	170,371	$16.60

The following table summarizes information about warrants outstanding at December 31, 2010:

	Warrants Outstanding and Exercisable
		Weighted
		Average	Weighted
		Remaining	Average
Range of		Contractual	Exercise
Exercise Prices	Warrants	Life (Years)	Price
$1.00 to $4.00	1,649,244	5.4	$4.00
$4.01 to $13.50	57,871	1.0	13.50
$13.50 to $14.56	50,000	0.6	14.56
	1,757,115	5.1	$4.61

\
Except as noted below, the warrants were issued in conjunction with debt and equity offerings.  The warrants expire on various dates ranging to May 2016.

Warrants Issued to Investors

During the year ending December 31, 2009, 1,649,240 warrants were issued in connection with the May 28, 2009 common stock offering at a strike price of $4.00 per common share.  As a result, no intrinsic value existed at the issuance date.  The following assumptions were used to value the warrant cost of $4.6 million, recorded as additional paid in capital within the consolidated statement of stockholders' equity and comprehensive loss:  expected life of 7 years, volatility of 89.8%, annual rate of quarterly dividends of $0 and risk free interest rate of 1.86%.  All of these warrants are outstanding at December 31, 2010.

Warrants Issued in Payment of Services

The cost associated with warrants issued as payment for outside services is estimated on the date of issuance using the Black-Scholes-Merton option-pricing model.

During the year ending December 31, 2007, 200,000 warrants were issued in connection with the Joint Development and Equipment Purchase Agreement with AES Energy Storage, LLC and the related Warrant Issuance Agreement signed on July 20, 2007.  Pursuant to this agreement, an initial warrant to purchase 50,000 common shares of ours at $14.56 per share was issued.  Since the Initial Warrant did not become exercisable until December 31, 2007, the fair value of the warrants was estimated at the issuance date and adjusted using variable accounting until the final vesting date occurred.   Based on the following assumptions at the vesting date of expected life of 1.83 years, volatility of 43.7%, annual rate of quarterly dividends of $0 and the risk free interest rate of 3.5%, a total of $261,000 was recorded in stock compensation expense.  All of these warrants are outstanding at December 31, 2010.

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions Disclosure [Text Block]
Note 11.  Related Party Transactions

On July 22, 2011, we completed the sale and the purchase by an affiliate of Canon, of 37,036,807 common shares of the Company (the “Shares”) at a purchase price of $1.5528 per share, or $57.5 million in the aggregate, pursuant to the Share Subscription Agreement. Canon designated its indirect partially-owned subsidiary, Energy Storage Technology (China) Group Limited, a company organized under the laws of Hong Kong (“Energy Storage”), as the purchaser of the Shares. Immediately after the closing, through Energy Storage, Canon held 53.3% of the 69,452,487 common shares outstanding.

Since the Share Subscription Agreement with Canon was completed on July 22, 2011, they are now considered a related party. As a related party, there were no sales recorded with YTE (an affiliate of Canon) during the three and nine months ended September 30, 2011. There was revenue recognized in July 2011 for YTE, however it was before the Share Subscription Agreement with Canon was completed so is not considered a related party transaction. The accounts receivable balance for YTE as of September 30, 2011 was $0.

17.	RELATED PARTY TRANSACTIONS

In connection with the Share Subscription Agreement with Canon, we entered into a Waiver and Rights Agreement with Al Yousuf LLC on September 20, 2010.  Under the Waiver and Rights Agreement, Al Yousuf LLC has waived its right of first offer with respect to the Share Subscription Agreement. Al Yousuf LLC has also agreed that, with respect to any underwritten demand registration under its pre-existing registration rights agreement with us, to the extent Canon exercises piggyback registration rights under the Investor Rights Agreement and there is an underwriter cutback, Canon and Al Yousuf LLC will participate on a pro rata basis proportionate to their share ownership.

               We have agreed that, following the closing of the share issuance, Al Yousuf LLC will have the right to designate one director until such time as Al Yousuf LLC holds less than 5% of our outstanding common shares on a fully-diluted basis.  During the period we have only nine directors, the director appointed by Al Yousuf LLC will be one of the independent directors and serve as a member of the audit committee of our Board of Directors.

                We have further agreed that, at our next annual shareholder meeting following the closing of the transactions contemplated by the Share Subscription Agreement or if the Board decides to call a special shareholder meeting, at such shareholder meeting, we will propose to amend our articles to increase the size of the Board to no less than eleven directors and to nominate two new directors to the Board, one of whom to be designated by Canon and the other to be an independent director nominated by the Board pursuant our then-existing director nomination practice.  Canon and Al Yousuf LLC have agreed to vote their common shares in favor of such proposal and the election of the two new directors.  Under the Waiver and Rights Agreement, the parties have agreed that, upon closing of the share issuance, the lock up provisions applicable to the shares Al Yousuf LLC acquired from us will terminate.

As part of a 2007 stock purchase by Al Yousuf, LLC, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which we are required to cause a registration statement registering the re-sale of the purchased shares to be effective on the two-year anniversary of closing, to the extent the purchased shares are not at such time eligible for resale without restriction under Rule 144 under the Securities Act of 1933, as amended.  This period was extended to thirty-months pursuant to an amendment dated August 14, 2009 and further amended to permit delay of the filing of such registration statement until May 29, 2010.   A registration statement satisfying this initial registration obligation was declared effective on July 26, 2010.  The Registration Rights agreement also includes demand registration rights that extend until November 29, 2015.

On October 6, 2008, we entered into a Stock Purchase and Settlement Agreement dated as of September 30, 2008 with Al Yousuf, LLC. Pursuant to the agreement, we agreed to issue an aggregate of 2,000,000 common shares to Al Yousuf LLC. Of such shares, 1,470,588 shares were acquired on October 14, 2008 by Al Yousuf LLC at a purchase price of $6.80 per share, for an aggregate purchase price of $10.0 million. The remaining 529,412 shares were issued upon execution of the agreement in exchange for a release by Al Yousuf LLC of all potential claims arising from design concerns related to battery packs delivered to Phoenix Motorcars, Inc. in 2007, our related offer of a warranty replacement and inventory write-off, and any other known claims existing as of the date of the agreement. Under the Purchase Agreement dated November 29, 2007 between us and Al Yousuf LLC, pursuant to which Al Yousuf LLC purchased $40.0 million in common shares, we made certain representations and warranties related to our inventory, warranty reserve and similar matters that were affected by the write-off of battery inventories and warranty offer announced in March 2008.  (Also refer to Note 13).

On April 20, 2008, we executed an Amended and Restated Agreement to recover Short-Swing Profits with Al Yousuf LLC.  Section 16 of the Securities and Exchange Act of 1934 requires directors, officers and 10% beneficial owners of ours to disgorge any short-swing profits realized on a non-exempt purchase and sale of our securities within any six-month period.  Consistent with the terms of the Recovery Agreement, we received payment in the amount of $177,000.

In March 2008, Phoenix Motorcars, Inc. completed a merger, wherein the surviving corporation, Phoenix MC, Inc. became a wholly owned subsidiary of All Electric, LLC (“AELLC”).  On March 19, 2008, Phoenix MC, Inc. announced receipt of their next round of funding provided by Al Yousuf, LLC and The AES Corporation.  These changes resulted in conversion of our 2,500,000 common share investment in Phoenix Motorcars, Inc. to ownership of 2,000 units in AELLC and diluted our ownership percentage in Phoenix to 1.56%.  At December 31, 2008, there was no deferred revenue relating to the unamortized investment.  We have concluded the investment is other-than-temporarily-impaired.  A realized loss of the investment of $88,701 was recognized in December 2008.  The remaining investment of $17,817 was recognized as a loss in March 2009.

Business Segment Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Segment Reporting Disclosure [Text Block]
Note 12.  Business Segment Information

Management views the Company as operating in two major business segments, the Power and Energy Group and All Other operations. We also have Corporate expenses which are not allocated to the business segments.

The Power and Energy Group develops, produces, and sells nano-structured lithium titanate spinel, battery cells, battery modules, battery packs, and battery systems. The All Others group consists of the remaining portions of the previous Life Sciences and Performance Materials groups.  Management completed a thorough review of operations and strategies in 2008 and determined that it was in the best interests of the shareholders for the Company to focus primarily on the Power and Energy Group.  As a result of this assessment resources devoted to the Performance Materials Group and Life Sciences Group were considerably reduced and no new development is being pursued in those areas by the Company.  For all years presented, the activity relating to the Performance Materials and Life Sciences divisions have been reclassified into All Other operations.

Corporate assets consist primarily of cash, short term investments, and long-lived assets.  Since the Power and Energy Group has not yet reached cash flow break-even, cash funding is provided at the corporate level.  The long-lived assets primarily consist of the corporate headquarters building, building improvements, and land.  As such, these assets are reported at the corporate level and are not allocated to the business segments.

Corporate expenses include overall company support costs as follows:  research and development expenses; general and administrative expenses; and depreciation and amortization of the Reno headquarters building and improvements.

The accounting policies of these business segments are the same as described in Note 2 to the unaudited consolidated financial statements.  Reportable segment data reconciled to the consolidated financial statements as of three and nine-month periods ended September 30, 2011 and September 30, 2010 is as follows:

In thousands of dollars:
			Depreciation
		Loss (Gain)	and
Three Months:	Net Sales	From Operations	Amortization	Assets
September 30, 2011
Power & Energy Group	$795	$2,343	$150	$12,087
All Other	60	(40)	19	424
Corporate	-	3,570	90	59,079
Consolidated Total	$855	$5,873	$259	$71,590

September 30, 2010
Power & Energy Group	$1,617	$1,886	$395	$13,552
All Other	412	(25)	19	1,093
Corporate	-	3,420	104	15,909
Consolidated Total	$2,029	$5,281	$518	$30,554

			Depreciation
		Loss (Gain)	and
Nine Months:	Net Sales	From Operations	Amortization	Assets
September 30, 2011
Power & Energy Group	$3,219	$8,588	$673	$12,087
All Other	663	(33)	57	424
Corporate	-	6,254	283	59,079
Consolidated Total	$3,882	$14,809	$1,013	$71,590

September 30, 2010
Power & Energy Group	$3,545	$4,363	$1,021	$13,552
All Other	1,176	(95)	202	1,093
Corporate	-	12,005	227	15,909
Consolidated Total	$4,721	$16,273	$1,450	$30,554

In the table above, corporate expense in the Loss from Operations column includes such expenses as business consulting, general legal expense, accounting and audit, general insurance expense, stock-based compensation expense, shareholder information expense, investor relations, and general office expense.

Additions to long-lived assets in the nine months ending September 30, 2011 consisted of $388,000 for additional LTO production capacity in the Power and Energy Group.  During the nine months ended September 30, 2010, long-lived asset additions consisted of $89,000 for Corporate and $871,000 primarily for battery manufacturing equipment for the Power and Energy Group.

For the nine months ended September 30, 2011, we had sales to the following major customers, each of which accounted for 10% or more of revenues. Total sales to these customers for the nine months ended September 30, 2011 and the balance of their accounts receivable at September, 2011 were as follows:

In thousands of dollars:
	Sales	Accounts
	Nine Months Ended	Receivable Balance at
Customer	September 30, 2011	September 30, 2011
Power and Energy Group:
Yintong Energy (YTE)	$1,779	$-
Proterra, LLC	$1,045	$6

All Other Division:	$-	$-

For the nine months ended September 30, 2010, we had sales to three major customers, each of which accounted for 10% or more of revenues. Total sales to these customers for the nine months ended September 30, 2010 and the balance of their accounts receivable at September 30, 2010 were as follows:

In thousands of dollars:
	Sales	Accounts
	Nine Months Ended	Receivable Balance at
Customer	September 30, 2010	September 30, 2010
Power and Energy Group:
Office of Naval Research	$2,064	$96
Proterra LLC	$1,131	$302

All Other Division:
US Army RDECOM	$1,047	$133

Revenues for the nine-month periods ended September 30, 2011, and 2010 by geographic area were as follows:

	Sales	Sales
	Nine Months Ended	Nine Months Ended
Geographic information (a):	September 30, 2011	September 30, 2010

United States	$1,861	$4,720
China	1,779	-
Other foreign countries	242	1
Total	$3,882	$4,721

(a) Revenues are attributed to countries based on location of customer.

18.	BUSINESS SEGMENT INFORMATION

Management views the Company as operating in two major business segments:  Power and Energy Group, and All Other operations.

The Power and Energy Group develops, produces, and sells nano-structured lithium titanate spinel, battery cells, battery packs, multi-megawatt battery systems and provides related design and test services.  The All Others group consists of the remaining portions of the previous Life Sciences and Performance Materials groups.  Management completed a thorough review of operations and strategies and determined that it was in the best interests of the shareholders for the Company to focus primarily on the Power and Energy Group.  As a result of this assessment resources devoted to the Performance Materials Group and Life Sciences Group were considerably reduced and no new significant development is being pursued in those areas by the Company.  For all years presented, the activity relating to the Performance Materials and Life Sciences divisions have been reclassified into All Other.

Corporate assets consist primarily of cash, short term investments, and long-lived assets.  Since none of the business units has reached cash flow break-even, cash funding is provided at the corporate level to the business units.  The long-lived assets primarily consist of the corporate headquarters building, building improvements, and land.  As such, these assets are reported at the corporate level and are not allocated to the business segments.

Corporate expenses include overall company support costs as follows:  research and development expenses; sales and marketing expense; general and administrative expenses; and depreciation & amortization of the Reno headquarters building improvements.

The accounting policies of these business segments are the same as described in Note 2 to the consolidated financial statements.  Reportable segment data reconciled to the consolidated financial statements as of and for the fiscal years ended December 31, 2010, 2009 and 2008 is as follows:

In thousands of dollars:

		Loss	Depreciation and
	Net Sales	From Operations	Amortization	Assets
2010:
Power & Energy Group	$6,156	$6,067	$1,349	$19,979
All Other	1,674	110	216	718
Corporate	-	14,274	331	3,564
Consolidated Total	$7,830	$20,451	$1,896	$24,260

2009:
Power & Energy Group	$3,249	$7,382	$1,320	$11,574
All Other	1,122	(375)	531	3,269
Corporate	-	13,789	184	25,474
Consolidated Total	$4,371	$20,796	$2,035	$40,317

2008:
Power & Energy Group	$4,075	$5,958	$1,281	$4,207
All Other	1,651	2,804	628	9,728
Corporate	-	20,459	167	34,136
Consolidated Total	$5,726	$29,221	$2,076	$48,071

In the table above, corporate expense in the Loss from Operations column includes such expenses as business consulting, general legal expense, accounting and audit, general insurance expense, stock-based compensation expense, shareholder information expense, investor relations, and general office expense.

Additions to long-lived assets in 2010 consisted of $138,000 for Corporate and $1,007,000 for the Power and Energy Group. In 2009 long-lived asset additions consisted of $211,000 for Corporate and $579,000 for the Power and Energy Group.

For the year ended December 31, 2010, we had sales to 3 major customers, each of which accounted for 10% or more of revenues.  Total sales to these customers for the year ended December 31, 2010 and the balance of their accounts receivable at December 31, 2010 were as follows:

In thousands of dollars:

	Sales - Year Ended	Accounts Receivable at
Customer	December 31, 2010	December 31, 2010
Power and Energy Group:
Office of Naval Research	$2,559	$44
Proterra, LLC	$2,668	$359

All Other Division:
US Army RDECOM	$1,320	$93

For the year ended December 31, 2009, we had sales to 4 major customers, each of which accounted for 10% or more of revenues.  Total sales to these customers for the year ended December 31, 2009 and the balance of their accounts receivable at December 31, 2009 were as follows:

In thousands of dollars:

	Sales - Year Ended	Accounts Receivable at
Customer	December 31, 2009	December 31, 2009
Power and Energy Group:
Office of Naval Research	$1,198	$382
Proterra, LLC	$635	$117
BAE Systems	$482	$-

All Other Division:
Spectrum Pharmaceuticals	$751	$-

For the year ended December 31, 2008, we had sales to 2 major customers, each of which accounted for 10% or more of revenues. Total sales to these customers for the year ended December 31, 2008 and the balance of their accounts receivable at December 31, 2008 were as follows:

In thousands of dollars:

	Sales - Year Ended	Accounts Receivable at
Customer	December 31, 2008	December 31, 2008
P&ES Division
Office of Naval Research	$2,493	$301

Performance Materials & Life Sciences
Eli Lilly	$623	$-

Revenues for the years ended December 31, 2010, 2009 and 2008 by geographic area were as follows:

In thousands of dollars:

Geographic information (a):	2010	2009	2008

United States	$7,382	$3,843	$5,261
Canada	-	2	245
Other foreign countries	448	526	220
Total	$7,830	$4,371	$5,726

(a) Revenues are attributed to countries based on location of customer.

All assets are held within the United States with the exception of a Canadian cash account having a balance of $21,000 and $39,000 in raw material inventory located in South Korea at our cell contract manufacturers.

Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Text Block]
Note 13. Subsequent Events

We have evaluated all events that occurred after the balance sheet date through the date when the financial statements were issued to determine if they must be reported. We determined that there were no reportable subsequent events to be disclosed.

19.	SUBSEQUENT EVENTS

HNEI Customer Purchase Order

On February 4, 2011 we accepted a $1.6 million purchase order to supply the University of Hawaii - Hawaii Natural Energy Institute (“HNEI”) a one-megawatt ALTI-ESS energy storage system for a test of wind energy integration.  We anticipate shipping this system to HNEI during the third quarter of 2011.

INE Customer Contract

On February 9, 2011, we signed a contract with Inversiones Energéticas, S.A. de C.V. (“INE”) for the supply and installation of a ten megawatt ALTI-ESS advanced battery system in El Salvador.  Total revenues under the Contract are $18 million to be recognized over an expected 14-month period following Altair’s receipt of the notice to proceed, which is expected in the next 30 days.  Under the Contract, we are responsible for virtually all of the design, supply, labor, installation and commission of the advanced battery system.   We will provide a one-year warranty for the entire system and an additional two-year warranty for the batteries and control system.

Delay in Canon Deal

On February 16, 2011, the Company and Canon entered into a First Amendment to the Share Subscription Agreement dated September 20, 2010 between the Company and Canon. Key amendments to the Agreement effected by the Amendment include the following:

•	extension of the closing deadline and closing date under the Agreement to May 17, 2011;

•
authorization for the Company to raise additional capital from third parties prior to May 1, 2011, subject to a dilution limit of less than 20% of outstanding common shares, and a further limit of $7.5 million in aggregate offerings if any issuance will be made at per share price, taking into account the implied value of any warrants issued in connection with such issuance (the “Per Share Issuance Price”), lower than $1.55;

•	if the Company makes any issuance at a Per Share Issuance Price lower than $1.55, Canon is able to terminate the Agreement in its sole discretion without any liability; and

•
deferral of the purchase and sale of nano lithium titanate under the existing Conditional Supply and Technology Licensing Agreement supply agreement between the Company, its subsidiary Altairnano, Inc. and Canon’s subsidiary Zhuhai Yingtong Energy Co. Ltd. for a period of up to six months or, if later, until the parties have resolved issues related to the transfer of technology.

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Tax Disclosure [Text Block]
Note 14. Income Taxes

As of September 30, 2011, we currently have approximately $U.S.18 million in U.S. net operating loss carryforwards and negligible Canadian equivalents to net operating loss carryforwards.  Our stock issuance to Canon constitutes a change of control resulting in a substantial reduction in the value of, and limits on the availability of any net operating loss carryforwards. We anticipate that the available U.S. net operating loss carryforwards may be significantly limited and the Canadian equivalents will be forfeited in total.  If we are profitable in the future, the loss of such net operating loss carryforwards will lead to higher income taxes than we would have paid absent the change of control.

15.	INCOME TAXES

Losses before income taxes include losses relating to non-U.S. operations of $2.7 million, $361,000 and $3.1 million in the years ended December 31, 2010, 2009 and 2008, respectively.

Because of the net operating losses and a valuation allowance on deferred tax assets, there was no provision for income taxes recorded in the accompanying consolidated financial statements for each of the three years ended December 31, 2010, 2009, and 2008.

A reconciliation of the federal statutory income tax rate 35% and our effective income tax rates is as follows:

In thousands of dollars:

	Year Ended December 31,
	2010	2009	2008
Federal statutory income tax benefit	$(7,802)	$(7,459)	$(10,174)
Expiration of net operating loss carry forwards	942	1,509	517
Other, net	(60)	(17)	29
True up to prior tax returns	(607)	(682)	(3,481)
Exercise of incentive stock options	478	318	390
Valuation allowance	7,049	6,331	12,719
Total	$-	$-	$-

The components of the deferred tax assets consisted of the following as of December 31, 2010 and 2009:

In thousands of dollars:

	2010	2009
Deferred tax assets:
Net operating loss carry forwards	$52,706	$46,938
Basis difference in intangible assets	724	709
Accruals	640	395
Tax credits	465	465
Basic difference in property, plant, and equipment	4	-
Other, net	504	724
Total deferred tax assets	55,043	49,231

Deferred tax liabilities:
Basis difference in property, plant, and equipment	-	(896)
Total deferred tax liabilities	-	(896)
Valuation allowance	(55,043)	(48,335)
Net deferred tax assets	$-	$-

As a result of certain realization requirements, the table of deferred tax assets shown above does not include certain deferred tax assets at December 31, 2010 and 2009 that arose directly from tax deductions related to equity compensation in excess of compensation recognized for financial reporting.   Equity will be increased by approximately $27,000 if and when such deferred tax assets are ultimately realized.  We use tax law ordering for purposes of determining when excess tax benefits have been realized.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

In thousands of dollars:

	2010	2009
Balance at January 1	$27	$27
Reductions based on tax positions related to the current year	-	-
Balance at December 31	$27	$27

The Company does not recognize interest or penalties related to unrecognized tax benefits.

The Company has no material uncertain tax positions.

Our operating loss carry-forwards include losses generated in the United States and in Canada. The net operating loss carry-forwards total approximately $150.6 million as of December 31, 2010, excluding any potential Section 382 limitations described below, and will expire at various dates as follows:

2011 - 2014	$2,300,000
2015 - 2019	$2,046,000
2020 - 2024	$22,558,000
2025 - 2030	$123,685,000

Due to the significant increase in common stock issued and outstanding from 2005 through 2010, Section 382 of the Internal Revenue Code may provide significant limitations on the utilization of net operating loss carryforwards.  As a result of these limitations, it is estimated that as of December 31, 2010, approximately $25.0 million of these operating loss carryforwards have expired without being utilized.  The company has not performed a formal section 382 study, but will do so in future years as needed.

Based upon the significant increase in common stock expected to be issued in connection with the pending Share Subscription agreement with Canon, Section 382 of the Internal Revenue Code may require significant additional limitations on the utilization of net operating loss carry-forwards than those disclosed above.

Based on the historical taxable income and projections for future taxable income over the periods in which the deferred income tax assets become deductible, management believes it more likely than not that the Company will not realize benefits of these deductible differences as of December 31, 2010.  Management has, therefore, established a full valuation allowance against its net deferred income tax assets as of December 31, 2010.

We are subject to taxation in the U.S., Canada and various states. We record liabilities for income tax contingencies based on our best estimate of the underlying exposures. We have not been audited by any jurisdiction since our inception in 1998. We are open for audit by the U.S. Internal Revenue Service, the Canada Revenue Agency and U.S. state tax jurisdictions from our inception in 1998 to 2010.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Text Block]
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires that we make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — Cash and cash equivalents consist principally of bank deposits and institutional money market funds.  Short-term investments that are highly liquid have insignificant interest rate risk and original maturities of 90 days or less are classified as cash and cash equivalents.  Investments that do not meet the definition of cash equivalents are classified as held-to-maturity or available-for-sale.

Our cash balances are maintained in bank accounts that are insured by the Federal Deposit Insurance Corporation (“FDIC”) and Canada Deposit Insurance Corporation (“CDIC”) up to a maximum of US $250,000 and CN $100,000, respectively, per depositor.  At December 31, 2010 and December 31, 2009 we had $2.6 million and $1.2 million, respectively, in excess of insurance limits in bank accounts insured by the FDIC or CDIC.  The FDIC adopted a final rule amending its deposit insurance regulations on November 15, 2010 to implement Section 343 of the Dodd-Frank Wall Street Reform and Consumer Protection Act providing for unlimited deposit insurance for non-interest bearing transaction accounts for two years starting December 31, 2010.

Investment in Available for Sale Securities — The investment in short-term available for sale securities consisted of 113,809 Shares of Spectrum Pharmaceuticals, Inc. common stock valued at $505,000 at December 31, 2009.  This stock was received in exchange for ownership assignment of all patent rights associated with RenazorbTM and RenalanTM compounds to Spectrum.  Spectrum must also pay us future milestone and royalty payments as they develop revenues for these compounds.  On December 10, 2010, we sold all of these shares and realized a loss on sale of investment of $95,000.

Accounts Receivable — Accounts receivable consists of amounts due from customers for services and product sales, net of an allowance for doubtful accounts.  We determine the allowance for doubtful accounts by reviewing each customer account and specifically identifying any potential for loss.

The allowance for doubtful accounts is as follows:

In thousands of dollars

	2010	2009
Beginning Balance, January 1,	$161	$84
Additions charged to costs and expenses	-	177
Net deductions (write-offs, net of collections)	(161)	(100)
Ending Balance, December 31,	$-	$161

Inventory – We value our inventories generally at the lower of cost (first-in, first-out method) or market.  We employ a full absorption procedure using standard cost techniques.  The standards are customarily reviewed and adjusted every three months.  Overhead rates are recorded to inventory based on normal capacity.  Any idle facility costs or excessive spoilage are recorded as current period charges.  As of December 31, 2010, we recorded a $623,000 inventory valuation allowance due to quality issues with our cell supplier, of which $541,000 is recorded as a receivable from our vendor covered under their product warranty.  As of December 31, 2009, we had $71,000 of inventory valuation allowance recorded.

Research and Development Expenditures —  The costs of materials, equipment, or facilities that are acquired or constructed for a particular research and development project and that have no alternative future uses (in other research and development projects or otherwise) are expensed as research and development costs at the time the costs are incurred.  Research and development expenditures related to materials and equipment or facilities that are acquired or constructed for research and development activities and that have alternative future uses (in research and development projects or otherwise) are capitalized when acquired or constructed.  Research and development expenditures, which include the cost of materials consumed in research and development activities, salaries, wages and other costs of personnel engaged in research and development, costs of services performed by others for research and development on our behalf and indirect costs are expensed as research and development costs when incurred.

Foreign Currency Translation — Asset and liability accounts, which are originally recorded in the appropriate local currencies, are translated into U.S. dollars at year-end exchange rates. Revenue and expense accounts are translated at the average exchange rates for the period. Transaction gains and losses are included in the accompanying consolidated statements of operations. Substantially all of our assets are located in the United States of America.

Stock-Based Compensation — We measure the cost of services received in exchange for an award of equity instruments based on the grant-date fair value of the award.  That cost is recognized over the period during which services are provided in exchange for the award, known as the requisite service period (usually the vesting period).

Long-Lived Assets — We evaluate the carrying value of long-lived assets whenever events or changes in business circumstances indicate that the carrying value of the assets may not be recoverable.  The carrying value of a long-lived asset is considered impaired when the total projected undiscounted cash flows expected to be generated by the asset are less than the carrying value.  Our estimate of the cash flows is based on the information available at the time including the following:  internal budgets; sales forecasts; customer trends; anticipated production volumes; and market conditions over an estimate of the remaining useful life of the asset which may range from 3 to 10 years for most equipment and up to 22 years for our building and related building improvements.  If an impairment is indicated, the asset value is written down to its fair value based upon market prices, or if not available, upon discounted cash flow value, at an appropriate discount determined by us to be commensurate with the risk inherent in the business model.  The determination of both undiscounted and discounted cash flows requires us to make significant estimates and consider the expected course of action at the balance sheet date.  Our assumptions about future sales and production volumes require significant judgment because actual sales prices and volumes have fluctuated significantly in the past and are expected to continue to do so.  Until the Company’s products reach commercialization, the demand for our products is difficult to estimate.  Subsequent changes in estimated undiscounted and discounted cash flows arising from changes in anticipated actions could impact the determination of whether an impairment exists, the amount of the impairment charge recorded and whether the effects could materially impact our consolidated financial statements.  Events or circumstances that could indicate the existence of a possible impairment include obsolescence of the technology, an absence of market demand for the product or the assets used to produce it, a history of operating or cash flow losses and/or the partial or complete lapse of technology rights protection.

As of December 31, 2010, we estimate that our future cash flows, on an undiscounted basis, are greater than our $9.1 million investment in long-lived assets.  Our estimated future cash flows include anticipated product sales, commercial collaborations, and contracts and grant revenue, since our long-lived asset base, which is primarily composed of production, laboratory and testing equipment is utilized to fulfill contracts in all revenue categories.

In the first quarter of 2010, we reviewed our four capitalized patents and determined that three of these patents had value in excess of their net book value of $483,000 at that time. In the first quarter, we determined that the fourth patent no longer had value.  The fourth patent had an original cost of $152,000, accumulated depreciation of $105,000 and a net value of $47,000.  Accordingly, an impairment charge of $47,000 was recorded, and is reflected for the twelve months ended December 31, 2010.

During the third quarter of 2010, we reviewed the remaining three capitalized patents and determined that these patents had value in excess of their net book value of $426,000 as of December 31, 2010.  AlSher currently has an exclusive license to use this technology from Altair.

Based on our assessment, which represents no change from the prior year in our approach to valuing long-lived assets, after recording the impairment described above, we believe that our long-lived assets are not impaired.

Property, plant and equipment held and used are stated at cost less accumulated depreciation. Depreciation is recorded using the straight-line method over the following useful lives:

Furniture and office equipment	3–7 years
Vehicles	5 years
Nanoparticle production equipment	5–10 years
Building and improvements	30 years

We have property, plant and equipment that is held and not used stated at cost less accumulated depreciation.  Depreciation is recorded using the straight-line method over the useful lives established for property, plant and equipment held and used.

Property Plant and Equipment, net – held and not used included assets being redeployed from our Life Sciences and Performance Materials Divisions, into our Power and Energy Group.  We  redeployed these assets during the second quarter of 2010 into our Power and Energy Group or transferred to Sherwin Williams through our transfer of AlSher Titania, LLC on April 30, 2010.

Patents related to the nanoparticle production technology are carried at cost and amortized on a straight-line basis over their estimated useful lives, which range from 14 to 17 years.

Revenue Recognition — We recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred or service has been performed, the fee is fixed and determinable, and collectability is reasonably assured.  Our revenues were derived from product sales, commercial collaborations and contracts and grants. Revenue from product sales is recognized upon delivery of the product, unless specific contractual terms dictate otherwise.  Based on the specific terms and conditions of each contract/grant, revenues are recognized on a time and materials basis, a percentage of completion basis and/or a completed contract basis.  Revenue under contracts based on time and materials is recognized at contractually billable rates as labor hours and expenses are incurred.  Revenue under contracts based on a fixed fee arrangement is recognized based on various performance measures, such as stipulated milestones.  As these milestones are achieved, revenue is recognized.  From time to time, facts develop that may require us to revise our estimated total costs or revenues expected.  The cumulative effect of revised estimates is recorded in the period in which the facts requiring revisions become known.  The full amount of anticipated losses on any type of contract is recognized in the period in which it becomes known.  Payments received in advance relating to the future performance of services or deliveries of products are deferred until the performance of the service is complete or the product is shipped.  Upfront payments received in connection with certain rights granted in contractual arrangements are deferred and revenue is recognized over the related time period which the benefits are received.  Based on specific customer bill and hold agreements, revenue is recognized when the inventory is shipped to a third party storage warehouse, the inventory is segregated and marked as sold, the customer takes the full rights of ownership and title to the inventory upon shipment to the warehouse per the bill and hold agreement.  When contract terms include multiple components that are considered separate units of accounting, the revenue is attributed to each component and revenue recognition may occur at different points in time for product shipment, installation, and service contracts based on substantial completion of the earnings process.

Accrued Warranty — We provide a limited warranty for battery packs and energy storage systems.  A liability is recorded for estimated warranty obligations at the date products are sold.  Since these are new products, the estimated cost of warranty coverage is based on cell and module life cycle testing and compared for reasonableness to warranty rates on competing battery products.  As sufficient actual historical data is collected on the new product, the estimated cost of warranty coverage will be adjusted accordingly.  The liability for estimated warranty obligations may also be adjusted based on specific warranty issues identified.

Non-controlling Interest — In April 2007, The Sherwin-Williams Company (“Sherwin”) entered into an agreement with us to form AlSher Titania LLC (“AlSher”), a Delaware limited liability company.  AlSher is a joint venture combining certain technologies of ours and Sherwin in order to develop and produce titanium dioxide pigment for use in paint and coatings and nano titanium dioxide materials for use in a variety of applications, including those related to removing contaminants from air and water.  Pursuant to a Contribution Agreement dated April 24, 2007 among Sherwin, AlSher, and us, we contributed to AlSher an exclusive license to use our technology (including our hydrochloride pigment process) for the production of titanium dioxide pigment and other titanium containing materials (other than battery or nanoelectrode materials) and certain pilot plant assets with a net book value of $3,110,000.  We received no consideration for the license granted to AlSher other than our ownership interest in AlSher.  Sherwin agreed to contribute to AlSher cash and a license agreement related to a technology for the manufacture of titanium dioxide using the digestion of ilmenite in hydrochloric acid.  As a condition to enter into the second phase of the joint venture, we agreed to complete the pigment pilot processing plant and related development activities by January 2008.  The 100 ton pigment pilot processing plant was commissioned in February 2008 and the costs associated with this effort were partially reimbursed by AlSher.  We contribute any work in process and fixed assets associated with completion of the pigment pilot processing plant to the AlSher joint venture.  For each reporting period, AlSher is consolidated with our subsidiaries because we have a controlling interest in AlSher and any inter-company transactions are eliminated (refer to Note 1 – Basis of Preparation of Consolidated Financial Statements).  The non-controlling shareholder’s interest in the net assets and net income or loss of AlSher are reported as non-controlling interest in subsidiary on the condensed consolidated balance sheet and as non-controlling interest share in the condensed consolidated statement of operations, respectively.

Asset impairment of $1.3 million in 2009 relates to the expense of adjusting AlSher Titania, LLC assets to fair market value as of December 31, 2009.  These assets were temporarily idled throughout 2009 as we searched for an interested party to acquire our interests in AlSher Titania.  On April 30, 2010, we sold our 70% share in the AlSher Titania Joint Venture to Sherwin-Williams.  We recorded a gain of $124,000 on discontinued operations that was comprised of $400,000 loss on disposal of fixed assets and $524,000 remaining equity in noncontrolling interest.

Overhead Allocation — Facilities overhead, which is comprised primarily of occupancy and related expenses, are initially recorded in general and administrative expenses and then allocated to research and development and product inventories based on relative labor costs.

Net Loss per Common Share — Basic loss per share is computed using the weighted average number of common shares outstanding during the period.  Diluted loss per share is computed using the weighted average number of common and potentially dilutive shares outstanding during the period.  Potentially dilutive shares consist of the incremental common shares issuable upon the exercise of stock options and warrants.  Potentially dilutive shares are excluded from the computation if their effect is anti-dilutive.  We had a net loss for all periods presented herein; therefore, none of the stock options and warrants outstanding during each of the periods presented, as discussed in Notes 11 and 12, were included in the computation of diluted loss per share as they were anti-dilutive.  Stock options and warrants to purchase a total of 3,271,138 shares as of December 31, 2010, 2,987,162 shares as of December 31, 2009 and 1,159,497 shares as of December 31, 2008 were excluded from the calculations of diluted loss per share for the years ended December 31, 2010, 2009 and 2008, respectively.

Accumulated Other Comprehensive Loss — Accumulated other comprehensive loss consists entirely of unrealized loss on the investment in available for sale securities.

Deferred Income Taxes — Income taxes are accounted for using the asset and liability method.  Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards.  Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Future tax benefits are subject to a valuation allowance when management is unable to conclude that its deferred income tax assets will more likely than not be realized from the results of operations.  We have recorded a valuation allowance to reflect the estimated amount of deferred income tax assets that may not be realized. The ultimate realization of deferred income tax assets is dependent upon generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment.

Fair Value of Financial Instruments — Our financial instruments such as cash and cash equivalents and long-term debt, when valued using market interest rates, would not be materially different from the amounts presented in the consolidated financial statements.

Recent Accounting Pronouncements —

Issued and adopted:

In January 2010, the FASB revised two disclosure requirements concerning fair value measurements and clarified two others.  These requirements mandate separate presentation of significant transfers into and out of Levels 1 and 2 of the fair value hierarchy and disclosure of the reasons for such transfers.  They will also require the presentation of purchases, sales, issuances and settlements within Level 3 on a gross basis rather than a net basis.  The amendments also clarify that disclosures should be disaggregated by class of asset or liability and that disclosures about inputs and valuation techniques should be provided for both recurring and non-recurring fair value measurements.  Our disclosures about fair value measurements are presented in Note 4 – Fair Value Measurements. We have adopted the changes required except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements which will become effective for the Company on January 1, 2011. Management has determined that the adoption of these changes will not have a material impact on the Financial Statements.

Issued and not yet adopted:

In October 2009, the FASB issued changes to Multiple-Deliverable Revenue Arrangements. This guidance establishes a selling price hierarchy for determining the selling price of a deliverable and expands the disclosures required for multiple-deliverable revenue arrangements. This guidance is effective for revenue arrangements that are entered into or are materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted.  Management has determined that the adoption of these changes will not have an impact on the Financial Statements.

In April 2010, the FASB issued guidance on the criteria that should be met for determining whether the milestone method of revenue recognition is appropriate. It is effective for fiscal years beginning on or after June 15, 2010. Management has determined that the adoption of these changes will not have an impact on the Financial Statements.

Reclassifications — Certain reclassifications have been made to prior period amounts to conform to classifications adopted in the current year.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment Disclosure [Text Block]
6.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment used in operations consisted of the following as of December 31, 2010 and 2009:

In thousands of dollars

	2010	2009
Machinery and equipment	$11,035	$9,116
Building and improvements	5,155	4,288
Furniture, office equipment & other	1,200	1,251

Total	17,390	14,655
Less accumulated depreciation	(8,663)	(5,985)
Total property, plant and equipment	$8,727	$8,670

Property, plant and equipment held and not used in operations consisted of the following as of December 31, 2010 and 2009:

In thousands of dollars

	2010	2009
Machinery and equipment	$-	$5,642
Building and improvements	-	849
Furniture, office equipment & other	-	49
Asset impairment	-	(1,308)

Total	-	5,232
Less accumulated depreciation	-	(3,021)
Total property, plant and equipment	$-	$2,211

Depreciation expense for the years ended December 31, 2010, 2009, and 2008 totaled $1.9 million, $2.6 million and $2.7 million, respectively.

Asset impairment of $1.3 million in 2009 relates to the expense of adjusting AlSher Titania, LLC assets to fair market value as of December 31, 2009.  These assets were temporarily idled throughout 2009 as we searched for an interested party to acquire our interests in AlSher Titania.  On April 30, 2010, we sold our 70% share in the AlSher Titania Joint Venture to Sherwin-Williams.  We recorded a gain of $124,000 on discontinued operations that was comprised of $400,000 loss on disposal of fixed assets and $524,000 remaining equity in noncontrolling interest.

The remaining Performance Materials fixed assets of $609,000 at December 31, 2009 consist primarily of production assets such as mills, furnaces and laboratory equipment suited for general use in our business.  These assets were either re-purposed to the Power and Energy segment to support the anticipated growth in sales volume, sold or scrapped during 2010.  These assets are expected to have in-service lives at least equal to their depreciation lives and with reasonable ongoing maintenance are expected to continue functioning throughout that period.  If we are unable to commercialize our battery products, the value of these assets could be impaired, but we believe this outcome is unlikely.  These assets were classified as held and not used as of December 31, 2009.

Life Sciences fixed assets with a net book value of $1.2 million as of December 31, 2009 are primarily building improvements that expand production and lab areas.  In 2009, these assets were reported as held but not used.  It was determined that these improvements do add to the value of our Reno, Nevada building and the space and will be required for the expansion of  Power and Energy operations based on anticipated growth in sales volume within the next two years.  During 2010, these fixed assets were either transferred to the Power and Energy segment, sold or scrapped.  Failure to commercialize our battery products and a significant drop in real estate values could lead to impairment of these assets.  We believe that the occurrence of such events is unlikely.

Accrued Warranty	12 Months Ended
Dec. 31, 2010
Product Warranty Disclosure [Text Block]
8.	ACCRUED WARRANTY

Accrued warranty consisted of the following at December 31, 2010 and 2009:

In thousands of dollars

	2010	2009
Beginning Balance – January 1,	$79	$36
Increases to reserve based on sales	152	47
Charges against warranty reserve	(20)	(4)
Ending Balance – December 31,	$211	$79

The $47,000 added to the warranty reserve during 2009 is associated with battery packs sold during 2009.  During 2010, the warranty provision increased $152,000 based on sales.  The charges against the provision of $20,000 primarily reflects activity in connection with the AES prototype battery pack purchased in 2007.

Accrued Liabilities	12 Months Ended
Dec. 31, 2010
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
9.	ACCRUED LIABILITIES

Accrued liabilities consisted of the following at December 31, 2010 and 2009:

In thousands of dollars

	2010	2009
Accrued interest	$-	$38
Accrued use tax	7	6
Accrued property tax	21	-
Accrued mineral lease payments	67	67
Accrued reclamation costs	6	6
Accrued straight line rent	17	54
Accrued fees to vendors	269	276
Total accrued liabilities	$387	$447

Other Transactions	12 Months Ended
Dec. 31, 2010
Additional Financial Information Disclosure [Text Block]
13.	OTHER TRANSACTIONS

On October 21, 2010, our Board of Directors authorized a reverse split of our common stock at a ratio of one for four, effective the end of business November 15, 2010. Our stockholders previously approved the reverse split in May 2010. As a result of the reverse split, every four shares of common stock outstanding were combined into one share of common stock. The reverse split did not affect the amount of equity the Company has nor did it affect the Company’s market capitalization.

On September 20, 2010, we reached a definitive agreement to sell additional common shares to Canon, a Hong Kong-based company.  This transaction will result in Canon owning 51% of Altair Nanotechnologies, Inc. on a fully-diluted basis (approximately 53.8% of shares outstanding following the transaction).  At the same time we signed the Share Subscription Agreement with Canon we also signed a supply and technology licensing agreement with a Canon affiliate, China-based Zhuhai Yintong Energy Company (“YTE”).  The agreement calls for the Company to supply YTE with nano-lithium titanate powder (“LTO”), 11 AHr cells and an ALTI-ESS 1 MW battery system totaling $6.6 million.  We shipped these products to YTE during the fourth quarter of 2010. As a result of the SSA Amendment, purchases under this Agreement have been indefinitely suspended.  During September 2010 we received a $2.0 million prepayment from YTE for these goods, of which $437,000 was recognized in the fourth quarter, leaving $1.6 million in deferred revenue as of December 31, 2010.  Deferred issuance costs related to this stock sale totaled $831,000 for the year ending December 31, 2010 and are included in current assets.

On June 9, 2010, we entered into an At the Market Issuance Sales Agreement with Thomas Weisel Partners LLC pursuant to which we may issue and sell our common shares having an aggregate offering price of up to $15.0 million from time to time through Thomas Weisel, acting as agent. The sales, if any, of shares made under the Sales Agreement will be made on the NASDAQ Capital Market by means of ordinary brokers' transactions at market prices, in privately negotiated transactions or as otherwise agreed by Thomas Weisel and Altair.  Thomas Weisel will use commercially reasonable efforts to sell the common shares from time to time, based upon our instructions (including any price, time or size limits or other customary parameters or conditions we may impose). We will pay Thomas Weisel commissions at a fixed commission rate of 5% of the gross sales price per share for any shares sold under the Sales Agreement.  We have also agreed to reimburse Thomas Weisel for certain specified expenses and have provided Thomas Weisel with customary indemnification rights.

As of December 31, 2010, we have sold 487,653 common shares under the At the Market Issuance Sales Agreement.  The sales were made at an average weighted price of $1.84 per share, generating gross proceeds of $905,000.  Issuance costs totaled $213,000 resulting in net proceeds to the Company of $692,000.

Based on the Share Subscription Agreement signed with Canon Investment Holdings Limited (“Canon”) on September 20, 2010, sales of shares under the At The Market Issuance Sales Agreement have been suspended.

For the year ending December 31, 2009, 1,649,240 warrants were issued in connection with the May 28, 2009 common stock offering at a strike price of $4.00 per common share.  As a result, no intrinsic value existed at the issuance date.  The following assumptions were used to value the warrant cost of $4.6 million, recorded as common stock issuance cost:  expected life of 7 years, volatility of 89.8%, annual rate of quarterly dividends of $0 and risk free interest rate of 1.86%.  All of these warrants are outstanding at December 31, 2009.

On October 6, 2008, we entered into a Stock Purchase and Settlement Agreement with Al Yousuf, LLC.  529,412 shares of common stock were issued at a fair value of $6.80 that were agreed upon as part of arms length negotiations, and were recorded as settlement expense in Operating Expense for the twelve months ended December 31, 2008.  Additionally, 1,470,588 shares were acquired by Al Yousuf, LLC at a purchase price of $6.80 per share for an aggregate purchase price of $10.0 million (refer to Note 17).

Leases	12 Months Ended
Dec. 31, 2010
Leases of Lessee Disclosure [Text Block]
14.	LEASES

Operating Leases — We lease certain premises for office space and other corporate purposes.  Operating lease commitments at December 31, 2010 were:

In thousands of dollars:

2011	$319
2012	166
Thereafter	-
Total	$485

Lease expense for the years ended December 31, 2010, 2009 and 2008 totaled $319,000, $263,000 and $263,000, respectively.

Future minimum payments on capitalized leases are as follows:

In thousands of dollars:

Year ending December 31:
2011	$22
2012	17
2013	-
39
Less amount representing interest	(3)
Present value of net minimum lease payments	36
Less current maturity	(20)
Present value of net minimum leases included in long-term debt	$16

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies Disclosure [Text Block]
16.	COMMITMENTS AND CONTINGENCIES

Contingencies — We are subject to claims in the normal course of business.  Management, after consultation with legal counsel, believes that liabilities, if any, resulting from such claims will not materially effect our financial position or results of operations.

Litigation — We are currently not aware of any investigations, claims, or lawsuits that we believe could have a material adverse effect on our consolidated financial position or on our consolidated results of operations.